EXHIBIT 10

PURCHASE AND SALE AGREEMENT

Standex International Corporation

SELLER

And

AFS All-American Millwork and Fabrication LLC

BUYER

Dated: June 30, 2014

TABLE OF CONTENTS

PURCHASE AND SALE AGREEMENT

 1

ARTICLE I - PURCHASE AND SALE OF THE ASSETS

 1

1.1

THE TRANSACTION

1

1.2

Purchased Assets.

 1

1.3

Excluded Assets

4

1.4

Assumed Liabilities and Obligations

 5

1.5

Excluded Liabilities and Obligations.

 6

1.6

Condition of Purchased Assets.

8

ARTICLE II - CONSIDERATION FOR TRANSFER

 9

2.1

Purchase Price.

 9

2.2

Payment of Purchase Price,

 9

2.3

Physical Inventory,

 9

2.4

Closing Statement of Net Working Capital.

 10

2.5

Closing Statements; Settlement of Purchase Price; Dispute Resolution

 10

ARTICLE III - CLOSING

 11

3.1

Deliveries by Seller to Buyer.

 11

3.2

Deliveries by Buyer to Seller

 13

3.3

Payment of Taxes and Other Charges; Proration

 14

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER

 15

4.1

Authority

 15

4.2

Validity

 15

4.3

Due Organization.

 15

4.4

Interim Change,

 16

4.5

Purchased Assets

 17

4.6

Condition of Purchased Assets.

 17

4.6A

Financial Statements

 17

4.7

Accounts Receivable.

 18

4.8

Inventory

 18

4.9

Liabilities.

 18

4.10

Taxes

 18

4.11

Intellectual Property.

 19

4.12

Trade Secrets, Proprietary Information and Know-How

 19

4.13

Personal Property Leases.

 19

4.14

Motor Vehicles.

 20

4.15

Employees/Employee Benefits.

 20

4.16

Litigation

 20

4.17

Title to Facilities; Encumbrances.

 21

4.18

Related Party Interests.

 23

4.19

Material Contracts

 23

4.20

Products.

 24

4.21

Compliance with Law.

 24

4.22

Environmental Matters.

 24

4.23

Warranties.

 25

4.24

Powers of Attorney; Guarantees.

 25

4.25

Bulk Sales Act

 25

4.26

Consents and Approvals

 26

4.27

Insurance.

 26

4.28

Suppliers.

 26

4.29

Customers.

 26

4.30

Certain Payments.

 26

4.31

Brokers

 26

4.32

Employee Benefit Plans.

 27

4.33

UL and NSF

 27

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER

 28

5.1

Authority

 28

5.2

Validity

 28

5.3

Due Organization.

 28

5.4

Brokers

 28

5.5

No Outside Reliance

 29

5.6

Litigation

 29

5.7

Financing.

 29

5.8

Solvency.

 29

ARTICLE VI - COVENANTS OF SELLER

 29

6.1

Interim Conduct of Business

 29

6.2

Access to Information.

 30

6.3

Continued Assistance

 30

6.4

Non-Competition

 30

6.5

Certain Payments

 31

6.6

Employees and Certain Employee Benefit Matters.

 31

6.7

Use of Trade Names and Trademarks.

 31

6.8

UL and NSF

 31

6.9

Vehicle Titles.

 31

ARTICLE VII - COVENANTS OF BUYER

 32

7.1

Certain Employee Benefit Matters

 32

7.2

Buyer's Performance of Warranty Obligations

 34

7.3

Buyer's Assistance with Post-Closing Business Accounting.

 34

7.4

Sales to seller After the Closing date

 34

ARTICLE VIII - MUTUAL COVENANT OF SELLER AND BUYER

 34

8.1

Collection of Accounts Receivable

 34

8.2

Exclusivity

 35

8.3

Efforts to Satisfy Closing Conditions.

 35

ARTICLE IX - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

 36

9.1

Accuracy of Warranties; Performance of Covenants

 36

9.2

No Pending Action.

 36

9.3

Condition of Business and Purchased Assets.

 36

9.4

Access to Records

 36

9.5

Officer's Certificate.

 36

9.6

Approval of Legal Matters by Counsel for Buyer.

 37

9.7

Termination Statements.

 37

9.8

Other Documents.

 37

9.9

Governmental Approvals.

 37

9.10

Financing.

 37

9.11

Non-Competition Agreements.

 37

9.12

Underwriters Laboratory (UL) and NSF Approvals

 38

9.13

Palmer Consulting Agreement

 38

9.14

Material Consents

 38

9.15 Olympic Steel Supply Agreement

 38

ARTICLE X - CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

 38

10.1

Accuracy of Warranties; Performance of Covenants

 38

10.2

No Pending Action.

 39

10.3

Approval of Legal Matters by Counsel of Seller

 39

10.4

Other Documents.

 39

ARTICLE XI - ADDITIONAL COVENANTS AND AGREEMENTS

 39

11.1

Purchase Price Allocation.

 39

11.2

Records and Documents.

 39

11.3

Confidentiality

 40

11.4

Press Release

 41

11.5

Transition Assistance

 41

ARTICLE XII - SURVIVAL AND INDEMNIFICATION

 42

12.1

Survival of Representations, Warranties and Covenants.

 42

12.2

Indemnification for Benefit of the Buyer

 42

12.3

Indemnification for Benefit of the Seller.

 44

12.4

Third Party Claims.

 45

12.5

Tax Audits

 46

12.6

Limitations

 46

12.7

Independent Investigation

 47

ARTICLE XIII - GENERAL PROVISIONS

 48

13.1

Amendment and Waiver.

 48

13.2

Notices.

 48

13.3

Binding Effect; Assignment.

50

13.4

Entire Transaction.

 50

13.5

Severability.

 50

13.6

Headings

50

13.7

Litigation Arising from Business Activities

 50

13.8

Governing Law; Jurisdiction.

 50

13.9

Termination.

 51

13.10

Expenses

52

13.11

Counterparts.

 52

13.12

No Third Parties

 52

ARTICLE XIV - DEFINITIONS

 52

679533.16   08828-003

TC-1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into this 30th day of June, 2014, by and between STANDEX INTERNATIONAL CORPORATION, a Delaware corporation (the "Seller"), and AFS ALL-AMERICAN MILLWORK AND FABRICATION LLC, a Delaware limited liability company (the "Buyer").

RECITALS

I

Seller is engaged in the design, manufacture, marketing, sale and distribution of custom fabricated steel, wood, stone, solid surface and millwork products for the food service industry through its business unit known as "American Foodservice Company," with facilities for manufacturing, warehouse and sales located in Savannah, Tennessee and Smyrna, Tennessee (all of such businesses collectively designated herein as the "Business").

II

Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all assets, properties, rights, claims and all inventory used in, relating to or arising from the Business as a going concern, including the assumption of certain liabilities of the Business, on the terms and conditions set forth herein.

III

Capitalized terms used throughout this Agreement shall have the definitions and meanings ascribed to them in Article XIV.

In consideration of the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE ASSETS

1.1

The Transaction.

As of the Closing Date (as defined in Article III), Seller shall sell, transfer, assign and deliver to Buyer, free and clear of all liabilities, liens, security interests and other encumbrances (except as hereinafter expressly provided in Schedule 4.5), and Buyer shall purchase, accept, assume and receive from Seller, all right, title and interest of Seller in, to or arising from the Business as a going concern all of the Purchased Assets (as defined in the next section).

1.2

Purchased Assets.

The "Purchased Assets" means all of the assets, rights and properties owned, used or useable by the Seller in connection with or relating to the Business, and all of the Seller's rights therein including, without limitation, the following assets, rights and properties, but excluding the Excluded Assets:

a.

The accounts and notes receivable of or relating to the Business, including, without limitation, those that are set forth on Schedule 1.2(a), which schedule shall be updated on the Closing Date (such included accounts receivable and notes receivable shall be collectively defined as "Accounts Receivable");

b.

All inventories of or relating to the Business (including but not limited to in-transit inventories, raw materials, work-in-process, samples, supplies, repair parts, replacement parts and finished goods), wherever located (the "Inventory") including, without limitation, those Inventories that are set forth on Schedule 1.2(b);

c.

All machinery, equipment, tools, dies, jigs, molds, fixtures, designs and patterns and other tangible personal property of or relating to the Business, whether owned or leased, including, without limitation, those set forth in Schedule 1.2(c);

d.

All office furniture, office equipment, fixtures and office supplies used in or relating to the operation of the Business, including all rights under personal property leases as identified on Schedule 1.2(d) (the "Personal Property Leases");

e.

All vehicles and transportation equipment owned or leased, and if leased, to the extent assignable, by Seller and used in the operation of, or relating to, the Business, identified on Schedule 1.2(e);

f.

All technical, manufacturing or marketing information in any forte or media format belonging to the Seller or in the possession of the Seller or employees of the Seller of or relating to the Business, including new developments, development projects;

g.

All inventions, discoveries, improvements, designs, patterns, proprietary rights, proprietary data, know-how, technology, processes, ideas, trade secrets of or related to the Business and documentation thereof (including related papers, drawings, chemical compositions, formulas, diaries, notebooks, technical drawings, designs, production manuals, specifications, methods of manufacture, processes and data processing software in any form or media format) as well as all right, title and interest relating thereto;

h.

All customer files, customer lists, supplier lists, vendor lists, collection records and credit records or copies thereof related to the Business in any form or media format;

i.

All contracts, agreements, instruments, plans and leases related to the Business to which Seller is a party or bound, or by which any of its properties are subject or bound including all right, title and interest of Seller under the sales contracts, customer orders, service agreements, purchase orders, dealer and distribution agreements, commitments and arrangements with customers, vendors, suppliers and other third parties, and any other agreements related to the Business including those that are set forth on Schedule 4.19(a), which includes all nickel hedge agreements for the Business as listed on such schedule;

j

All goodwill of the Business as a going concern;

k.

All existing documents and records relating to the operations or products of the Business, including historical costing and pricing data and employment and personnel records for all employees of the Business, in any form or media format;

1.

Copies of all accounting books, records and ledgers of the Business;

m.

All catalogs and advertising literature of the Business;

n.

All right, title and interest of the Seller to United States and foreign patents, patent applications, trademarks, trademark applications, copyrights, trade names, and trade rights, whether or not registered, in each case used in or involving the Business, including, without limitation, all patents for parts business and those listed in Schedule 4.12;

o.

To the extent assignable, all prepaid items of the Seller related to the Business and all rights to cash deposits in the nature of security or performance deposits of the Seller related to the Business;

P.

All assignable permits, licenses, approvals, franchises, consents, registrations, and authorizations issued to Seller by Federal, state, local and foreign or other government authorities related to compliance by the Business with any applicable government laws including, without limitation, those listed in Schedule 1.2(p);

q.

The computer hardware and software and related licenses and existing documentation thereof, including all electronic data processing equipment, computer software, all systems regulating, controlling or monitoring equipment, program specifications, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related materials which are disclosed on Schedule 1.2(q), which in each case is owned by Seller, provided that Buyer shall be solely responsible for all payments to third parties required to effect the transfer of such systems and software;

r.

All assignable customs, performance and other bonds, security and other advances or deposits maintained for use in the conduct of the Business;

s.

All real property interests of Seller relating to the Business, whether owned or leased, including all owned land and buildings of Seller used in the Business located in Savannah, Tennessee at 735 Florence Road, Savannah, Tennessee 38372 (the "Owned Real Property") and leaseholds, leasehold improvements, fixtures and other appurtenances thereto (collectively, the "Facilities"), and including all rights under the real property lease for the real property leased by Seller for the Business located at 445 Armory Lane, Savannah, Tennessee 38372 (the "Savannah Airport Lease"), and the right to sublease from Seller Unit 5, the "USECO" unit, 869 Seven Oaks Boulevard, Smyrna, Tennessee 37167 leased by Seller under a real property lease (the "Smyrna Lease") as each is further described in Schedule 4.17(a) (collectively, the "Real Property Leases");

t.

All choses in action, rights of recovery, set-offs, security interests and privileges related to the Business;

u.

All rights title and interests of Seller in and to URLs, domain names, websites and content (including text and graphics) used in connection with the Business including those set forth on Schedule 1.2(u);

v.

All rights of Seller to any prepaid personal property taxes;

w.

Seller's rights to goods and services and all other economic benefits to be received by the Business subsequent to the Closing Date arising out of prepayments and payments by Seller prior to the Closing Date (the "Prepaid Assets");

x.

All other assets, properties, rights and claims related to the operations of the Business which arise in or from the conduct thereof; and

y.

All UL and NSF certifications used by Seller in connection with the Business, and all NSF and UL documentation reports.

Notwithstanding the provisions of subsections (a) through (y) above, the definition of Purchased Assets shall not include any items defined as Excluded Assets in Section 1.3 below.

1.3

Excluded Assets.

The following assets, properties, rights and claims (the "Excluded Assets") shall not be sold or transferred to Buyer:

a.

All cash and bank accounts of the Business;

b.

All right, title and interest in or to the names "Standex," "A Standex Company," "Standex International," "Standex International Corporation," or "Standex Food Service Group;"

c.

All prepaid assets not assignable or assumable by Buyer;

d.

Prepaid and deferred income tax assets of the Seller as they relate to the Business;

e.

All refunds pertaining to tax obligations of the Seller as they relate to the Business, but only to the extent such refunds relate directly to a period ending at or prior to the Closing;

f.

All software and related documentation thereof which is non-transferable and is set forth on Schedule 1.3(f); and

g.

All leased vehicles and transportation not otherwise assignable to Buyer that are set forth on Schedule 1.3g). Notwithstanding that such vehicles listed on Schedule 1.3(g) are Excluded Assets, Buyer desires to purchase the vehicles denoted on Schedule 1.3(g) directly from the third party lessor, Wheels Inc., and the total costs of such vehicle purchases by Buyer shall be shared equally between Buyer and Seller.

1.4

Assumed Liabilities and Obligations

As of the Effective Time, Buyer shall assume and thereafter pay, perform or discharge the following liabilities of the Seller except as excluded under Section 1.4 below (the "Assumed Liabilities"):

a.

Obligations under the sales contracts and customer orders which are open as of the Effective Time other than with respect to breaches thereof occurring prior to the Effective Time;

b.

Obligations arising on or after the Effective Time under the Personal Property Leases of the Business specifically assumed by Buyer other than with respect to breaches thereof occurring prior to the Effective Time;

c.

Obligations arising on or after the Effective Time under the Savannah Airport Lease other than (1) with respect to breaches thereof occurring prior to the Effective Time and (2) for any obligations to make any payments under the Savannah Airport Lease;

d.

Obligations arising or vesting subsequent to the Effective Time under the Material Contracts listed on Schedule 4.19(a) other than with respect to breaches thereof occurring prior to the Effective Time and other than as specifically excluded pursuant to Section 1.5(r);

e.

Current liabilities and obligations under the trade accounts payable, purchase orders and commitments for materials, services or goods provided which are open as of the Effective Time as set forth on Schedule 1.4(e) ("Accounts Payable") and are reflected in Net Working Capital;

f.

Liabilities and obligations to Transferred Employees arising from events or occurrences on and after the Effective Time, including liabilities for accident, disability, health and workers' compensation insurance or benefits arising from events or occurrences on and after the Effective Time;

g.

Liabilities and obligations for Federal, state, and local taxes, duties and assessments and personal property taxes of the Business arising from events or occurrences on and after the Effective Time other than taxes based on the income of the Seller;

h.

Obligations for real estate taxes for the Owned Real Property to the extent arising and accruing with respect to periods on and after the Effective Time;

i.

Liabilities for utilities relating to the Business arising on or after the Effective Time;

j.

Any product warranty service and repair obligations which arise on or after the Closing in accordance with Section 7.2 related to products sold by the Business prior to the Effective Time;

k.

Liabilities, obligations or claims for damage or injury (real or alleged) to persons or property arising from the ownership, possession or use of any products manufactured and sold by the Business on or after the Effective Time;

1.

All liabilities and obligations under the licenses, permits and franchises transferred pursuant to this Agreement accruing on or after the Effective Time;

m.

All liabilities under Environmental Laws (as defined in Section 4.22 herein) attributable solely to the acts of Buyer, its officers, directors, employees, equity holders, agents, members, managers, partners, legal representatives, successors or assigns of the Business on or after the Effective Time;

n.

All liabilities with respect to all actions, suits, proceedings, disputes, claims or investigations arising out of or related to the conduct of the Business on or after the Effective Time or that otherwise arise out of or are related to the ownership of the Purchased Assets by Buyer on or after the Effective Time;

o.

Accrued vacation and sick leave benefits due to employees of the Business who become Transferred Employees under Section 7.1(b) on or after the Effective Time only to the extent such amounts are included in Net Working Capital; provided, however, that Seller shall pay in full on the Effective Time any bonus approved prior to the Effective Time to the following Business Employee scheduled to receive a bonus payment on the Effective Time: Gregory Seaton.

p.

Subject to Seller's indemnification obligations in Section 12.2(1), liabilities, obligations or claims for severance payments, expenses or costs (including accrued vacation compensation to the extent included in Net Working Capital) arising on and after the Effective Time for employees of the Business, who become Transferred Employees under Section 7.1(b) wherever located, who become employed by Buyer on the Effective Time and whose employment is subsequently terminated by Buyer after the Effective Time only with respect to periods between the Effective Time and the date of termination;

q.

Any and all costs, liabilities, obligations and expenses, arising in connection with either the relocation or consolidation of any of the business operations of the Business on and after the Effective Time to a new location or the termination, curtailment or other reduction by Buyer on and after the Effective Time of any of the operations of the Business, wherever located; and

r.

Any post-Effective Time actions required by TOSHA that must be carried out or undertaken at the Owned Real Property in connection with any Purchased Assets, provided that Seller shall reimburse Buyer for any costs incurred by Buyer from such actions and Buyer shall provide Seller documentation of such costs.

1.5

Excluded Liabilities and Obligations.

Buyer does not assume and shall not be liable for any debt, obligation, claim, responsibility, liability or expense (including court costs and reasonable attorneys' fees) arising in, out of or with respect to the Business or Seller which is not specifically defined in the Assumed Liabilities in the foregoing Section 1.4 and whether arising prior to, on or after the Effective Time (the "Excluded Liabilities").

Notwithstanding Section 1.4, without limiting the generality of the foregoing, the Excluded Liabilities include:

a.

All liabilities or obligations arising from any breach of any covenant, agreement, representation or warranty of Seller contained herein or arising from, out of, or in connection with the transactions contemplated by this Agreement;

b.

All liabilities and obligations of the Seller incurred after the Effective Time, other than as set forth in any section of Section 1.4;

c.

Liabilities and obligations of Seller for Federal, state and local taxes relating to periods occurring prior to the Effective Time or which were incurred prior to the Effective Time;

d.

Liabilities, obligations or claims for damage or injury (real or alleged) to Persons or property arising from the ownership, possession or use of any products manufactured, shipped or sold by the Business prior to the Effective Time;

e.

Liabilities and obligations with respect to litigation, if any, pending or threatened as of the Effective Time including those with respect to the matters set forth on Schedule 4.16;

f.

Liabilities and obligations arising out of transactions, commitments, infringements, acts or omissions by or on behalf of Seller (except to the extent included in the Assumed Liabilities);

g.

Liabilities and obligations to employees of the Business with respect to vacation or sick leave pay (except to the extent included in the Assumed Liabilities);

h.

Liabilities and obligations to employees or former employees of the Business with respect to accident, disability, health and workers' compensation insurance or benefits and any other claims of employees or former employees of the Business, in each instance arising from events or occurrences prior to the Effective Time;

i.

Liabilities and obligations under passenger vehicle leases relating to the Business;

j.

Liabilities and obligations to employees of the Business relating to the Standex Retirement Savings Plan;

k.

Liabilities and obligations under those accounts payable and/or intercompany loans between any of the entities or divisions comprising the Business and any divisions or affiliated companies of Seller that are not engaged in the Business, including those which are disclosed on Schedule 1.5(k), which shall be updated on the Closing Date, as of the Closing Date;

1.

Liabilities under Environmental Laws, except to the extent such liabilities are attributable to the acts of Buyer and/or its successors and assigns on or after the Effective Time;

m.

Except with respect to warranty obligations undertaken under Section 7.2, all liabilities for (i) all products sold by the Business prior to the Effective Time, (ii) products returned by customers of the Business in accordance with the terms and conditions of sale of the Business where manufactured prior to the Effective Time, (iii) all services provided by the Business prior to the Effective Time and (iv) all other activities of the Business prior to the Effective Time;

n.

Any and all other liabilities, debts or obligations of Seller, fixed or contingent, known or unknown as of the Effective Time, other than those expressly assumed by Buyer under Section 1.4;

o.

Any liabilities or obligations with respect to the continued employment of, or termination of employment of, Business Employees who do not become Transferred Employees;

p.

Except as set forth in Section 1.4(r), any and all costs, liabilities, obligations and expenses arising in connection with, or in order to comply with, the TOSHA audit of the Business conducted in April 2014;

q.

Obligations to make any payments under the Savannah Airport Lease or the Smyrna Lease other than as provided in the Smyrna Sublease;

r.

Obligations after the Effective Time under (i) the Master Vendor Agreement between the Business and Carts of Colorado, Inc., dated May 1, 2006, except that Buyer shall ship any products for which a purchase order has been accepted prior to June 26, 2014, and (2) the Vendor Agreement between the Business and Channel Partners Group dated February 26, 2014 and March 2, 2014;

s.

Any claim, demand, suit or liability arising in connection with the facsimile received at the Business on June 24, 2014 from Austin Construction Co., alleging payment due for installations in 2010 and 2011, as set forth on Schedule 1.5(s).

1.6

Condition of Purchased Assets.

Except as otherwise expressly provided in this Agreement (including without limitation in Section 4.6) or in documents executed by Seller in connection with the Closing, Seller disclaims and expressly excludes any representation or warranty, express or implied, as to the quality, durability, suitability, condition, design, operation, merchantability or fitness for use or for any particular purpose of the Purchased Assets (or any part or item thereof).

ARTICLE II

CONSIDERATION FOR TRANSFER

2.1

Purchase Price.

The purchase price to be paid by Buyer for the Purchased Assets shall be Three Million Dollars ($3,000,000.00) (the "Aggregate Purchase Price"), with the Purchased Assets conveyed by Seller to Buyer on a "cash-free" and "debt-free" basis.  After the Closing, the purchase price will be adjusted dollar-for-dollar, upward or downward to the extent of any positive or negative variance (respectively) at the time of the Closing from a Net Working Capital range for the Business falling below $3,853,200 or above $4,258,800 as of June 30, 2014 ("Projected Net Working Capital") in accordance with Sections 2.4 and 2.5 below.  The Aggregate Purchase Price plus or minus the adjustment from the Projected Net Working Capital shall be the final purchase price (the "Purchase Price").

"Net Working Capital" for purposes of determining any purchase price adjustment shall mean the net value of Accounts Receivable less than ninety (90) days old (from date of invoice) plus the value of the net Inventory, minus Accounts Payable, with all other current liabilities arising from Seller's operation of the Business prior to the Effective Time eliminated from the calculation of Net Working Capital as of the Effective Time.

2.2

Payment of Purchase Price.

The Aggregate Purchase Price shall be payable at the Closing in the form of a wire transfer in the amount of $3,000,000 by Buyer to an account designated by Seller, net of prorations and adjustments contemplated by this Agreement.

2.3

Physical Inventory.

a.

The value of the inventory as of the Closing Date shall be determined in accordance with GAAP with reference to a physical inventory to be taken by Seller within five days before the Closing Date and rolled forward to the Closing Date (the "Closing Inventory").  The Closing Inventory shall be taken at Seller's expense, and Seller shall prepare and deliver to Buyer a copy of the Closing Inventory.  Buyer and its representatives shall have the right to be present at and observe the taking of the Closing Inventory.

b.

The inventory to be taken pursuant to Section 2.3(a) above shall take the following into consideration, and those items described in clauses (i), (ii), and (iii) in this Section 2.3(b) shall not be in such inventory:

(i)

Shortages which, for purposes of this section are defined as the net total difference of inventory quantities in the perpetual inventory ledger as compared to actual inventory quantities counted at the Closing Inventory, multiplied by the standard cost of each inventory item;

(ii)

Any portion of the raw material inventory that is obsolete and therefore not capable of being utilized in the ordinary course of business;

(iii)

Any portion of the inventory that is damaged or is obsolete; and

(iv)

All shop floor work-in-process work orders will be validated.

Each item of inventory counted pursuant to the physical inventories shall be valued in accordance with GAAP at Seller's actual cost using a first in, first out basis.

2.4

Closing Statement of Net Working Capital.

Within ninety (90) days following the Closing Date, Buyer, at its cost and expense, shall prepare and deliver to Seller a statement of Net Working Capital as of the Closing Date (the "Closing Date Statement of Net Working Capital").  Such statement shall be prepared in all respects consistent with GAAP and will be prepared using the results of the Closing Inventory.  Buyer shall also prepare and deliver to Seller a statement setting forth the calculation of the adjustment from the Projected Net Working Capital, which was calculated as provided above.

2.5

Closing Statements; Settlement of Purchase Price; Dispute Resolution.

Buyer agrees that it will provide Seller, and its auditors and accountants with reasonable access to the data and information on which the Closing Date Statement of Net Working Capital is based.  Seller agrees that it will provide Buyer, and its auditors and accountants with reasonable access to the data and information related to the Closing Date Statement of Net Working Capital.

In the event the Seller disagrees with the Closing Date Statement of Net Working Capital, Seller shall, within thirty (30) days following receipt of the said statement, notify Buyer in writing as to Seller's specific objection or objections, detailing the basis for each such objection. Buyer and Seller shall use their commercially reasonable efforts to resolve these objections within five (5) business days following the receipt by Buyer of the Seller's objections to the Closing Date Statement of Net Working Capital.  If Buyer and Seller do not reach a final resolution within such period, they shall promptly submit the disputed matters to binding arbitration before a nationally recognized independent accounting firm mutually agreed upon by both of them with one arbitrator. Buyer and Seller shall mutually agree upon the selection of such arbitrator.  If the parties are not able to agree, after good faith efforts, each side shall submit the proposed name of one arbitrator, and the nationally recognized accounting firm designated representative shall place two index cards with the Buyer's and Seller's recommended arbitrator, respectively, into a box and, with independent witnesses, draw one index card.  In such event, Buyer and Seller agree to appoint the drawn name as the arbitrator of the dispute. Buyer and Seller shall share equally in the cost of such arbitration.  The arbitration will concern, and the arbitrator will consider, only those items and amounts in dispute between Buyer and Seller and may not assign or value any item greater than the greatest value for such item claimed by Buyer or Seller, or less than the smallest value for such item claimed by Buyer or Seller.  The arbitrator's determination will be based solely on written presentations by Buyer and Seller, and the arbitrator shall not be permitted (absent mutual written agreement of Buyer and Seller to the contrary) to make any independent inquiry.  Absent mutual written agreement of Buyer and Seller, or order of the arbitrator, neither Buyer nor Seller shall be permitted to conduct discovery in the manner of a dispute being litigated in a court of competent jurisdiction.  Such prohibition shall include without limitation the taking of depositions; the service of written interrogatories, requests for production of documents or requests for admission; and the testimony of live witnesses.  The determination of the arbitrator shall be binding and conclusive on the parties as to the items and amounts presented.  Buyer and Seller agree that they will instruct the arbitrator to establish a schedule for the arbitration which will allow it to be completed within thirty (30) days after the dispute is first submitted to the arbitrator.

Within two (2) business days of the earlier of (i) Buyer's receipt of Seller's written agreement to the adjustment to the Projected Net Working Capital amount, (ii) the lapsing of the thirty (30) day period within which Seller must object to the Closing Date Statement of Net Working Capital if the Seller has not so objected, or (iii) the final determination of the arbitrator as set forth in the preceding paragraph, either (A) the Buyer shall pay to Seller the adjustment to the Projected Net Working Capital amount if Net Working Capital of the Business on the Closing Date as determined above is in excess of the maximum Projected Net Working Capital or (B) the Seller shall pay to Buyer the adjustment to the Projected Net Working Capital amount if the Net Working Capital of the Business on the Closing Date as determined above is below the minimum Projected Net Working Capital.  In addition, to the extent Buyer has not incurred the liabilities contemplated in Section 1.4(e), such accruals shall be included in the Projected Net Working Capital and shall be returned to Seller.

ARTICLE III
CLOSING

The transfer of the Purchased Assets contemplated by this Agreement (the "Closing") shall be documented at the offices of Standex International Corporation, 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079 at 10:00 a.m. by the electronic exchange of executed signature pages on June 30, 2014 (with such date based on historical and Seller sales projections through June 30, 2014); provided however, in the event that Buyer has not procured health insurance coverage for the Transferred Employees by June 30, 2014, Seller shall have the option, in its sole discretion, to continue its current health insurance program to the Business through COBRA at Buyer's expense until such date as Buyer shall procure health insurance coverage, or to extend the Closing Date until such insurance is procured (the "Closing Date").  Upon such consummation, the transfer of the ownership of the Business and the Purchased Assets shall be deemed to be effective and to have occurred as of 11:59 p.m. local time on the Closing Date (the "Effective Time").  On the Closing Date, all transactions shall be conducted substantially concurrently and no transaction shall be deemed to be completed until all are completed.

3.1

Deliveries by Seller to Buyer.

At the Closing, Seller shall deliver to Buyer the following:

a.

A certificate executed by an authorized officer of the Seller certifying as to the continued accuracy of the representations and warranties, the performance and observance of the covenants and the compliance with the conditions precedent contained in Articles IV, VI and IX, respectively, of this Agreement;

b.

A certificate executed by an authorized officer of Seller certifying as to (i) the resolutions of the Board of Directors of Seller authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions have not been amended or rescinded and remain in full force and effect; (ii) the bylaws of Seller as currently in effect; and (iii) the certificate of incorporation of Seller as currently in effect;

c.

Bill of Sale for the items constituting the Purchased Assets, executed by Seller and substantially in the form of Attachment I;

d.

Normal and customary deeds transferring title to the Owned Real Estate listed on Schedule 4.17(b) executed by Seller;

e.

Title insurance policy issued by a title insurance companies authorized to transact business in the state where the respective Owned Real Property is located, showing Buyer as the named insured, covering title to the Owned Real Property as disclosed on Schedule 4.17(b) attached hereto insuring marketable title, subject to the Permitted Exceptions (as set forth on Schedule 4.17(b)), with all standard exceptions (nos. 1-6) deleted including the endorsements to the title insurance policy obtained by Seller in 2007, the cost of such policy or policies to be paid by Seller;

f.

A plat or plats of survey of the Owned Real Property related to the Business made in compliance with the state of Tennessee;

g.

Assignment of all intellectual property rights in forms satisfactory for recording with all applicable agencies, registries and/or offices, executed by Seller and substantially in the forms of Attachment II-A and Attachment II-B;

h.

Assignment of the Savannah Airport Lease, executed by Seller in substantially in the form of Attachment III-A, and a Sublease of Unit 5 of the Smyrna Lease substantially in the form of Attachment III-B, and a consent thereto executed by the landlord of the Smyrna Lease;

i.

Assignment and Assumption Agreement, executed by Buyer and Seller substantially in the form of Attachment IV;

j.

Non-Competition, Non-Solicitation and Confidentiality Agreements executed by Seller and by the Transferred Employees listed on Schedule 9.11 substantially in the forms of Attachment V;

k.

If required by the terms thereof, consents of third parties to assignment of Material Contracts listed on Schedule 4.19(d), Real Property Leases and Personal Property Leases listed on Schedule 4.13(f);

1.

Certificate of Good Standing of Seller, dated as of a date not more than 10 business days prior to the Closing Date, from the jurisdiction of its organization and from each jurisdiction in which it has qualified to do business in connection with the Business;

m.

Uniform Commercial Code, tax and judgment lien search results, prepared by a nationally recognized search provider, dated as of a date not more than 10 business days prior to the Closing Date;

n.

A Transition Services Agreement, executed by Seller and in form acceptable to Seller;

o.

Such other instruments or documents as may be reasonably necessary and satisfactory in form and substance to Buyer to vest Buyer on the Closing Date with good and marketable title to the Purchased Assets and subject to no mortgage, pledge, lien, charge, security interest or other right, interest or encumbrance, to carry out the transactions contemplated hereby and to comply with the terms hereof;

p.

The Consulting Agreement in the form attached as Attachment VI executed by D. Michael Palmer; and

q.

An Assignment of Certain Employee Covenants in the form attached as Attachment VII executed by Seller.

At the Closing, Seller shall take all steps necessary to put Buyer in actual possession and operating control of the Purchased Assets.

3.2

Deliveries by Buyer to Seller

At the Closing, Buyer shall deliver to Seller the following:

a.

A wire transfer of immediately available funds to an account designated by Seller in an amount equal to the Aggregate Purchase Price;

b.

Assumption of the Savannah Airport Lease, substantially in the form of Attachment III-A and the Sublease substantially in the form of Attachment III-B;

c.

Assumptions of Personal Property Leases, substantially in the form of Attachment IV;

d.

Assumptions (if required by Buyer) of all Material Contracts listed on Schedule 4.19(d), substantially in the form of Attachment VI;

e.

A certificate of an authorized officer of Buyer certifying as to the resolutions of the Members of Buyer authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions have not been amended or rescinded and remain in full force and effect;

f.

A certificate of an authorized officer of Buyer certifying as to the accuracy of the representations and warranties, the performance and observance of the covenants and the compliance with the conditions precedent contained in Articles V, VII and X, respectively of this Agreement;

g.

A Transition Services Agreement, executed by Buyer and in form acceptable to Buyer; and

h.

Such other instruments or documents as may be reasonably necessary and satisfactory in form and substance to Seller for assumption of liabilities and obligations and in order to carry out the transactions contemplated hereby and to comply with the terms hereof.

3.3

Payment of Taxes and Other Charges; Proration.

Buyer and Seller shall equally share the obligation to pay all transfer taxes, charges and fees in connection with the transactions contemplated hereby (other than the Seller's income taxes or capital gains taxes, which shall be paid by Seller, and any sales tax, which shall be paid solely by Buyer) and jointly prepare and file any returns and other filings relating to any such taxes, fees, charges or transfers.  Seller shall be responsible for any and all taxes related to Seller's income or capital gains including such taxes arising out of the sale contemplated by this Agreement.

Further, Buyer and Seller shall equally share the obligation to pay (a) expenses of any filings necessary with the United States Patent and Trademark Office to transfer the Purchased Assets to Buyer, (b) any expenses incurred to transfer to Buyer UL and NSF certifications used in connection with the Business, and (c) the purchase price for the motor vehicles described in Section 1.3(g).

Buyer and Seller shall prorate as of the Closing Date the responsibility for payment of real and personal property lease payments, property Taxes or ad valorem Taxes on any of the Purchased Assets, utilities services expenses on all utilities servicing any of the Purchased Assets, including water, sewer, telephone, electricity and gas service, and all other expenses which are normally prorated upon the sale of assets of a going concern.

The parties acknowledge that ad valorem Taxes for the year of Closing have been prorated at the Closing using the amount of the taxes for 2013 and when actual taxes for 2014 are available, a corrected proration of taxes shall be made.  All utility charges shall be prorated as of the Closing Date based on the last available bills with respect thereto, subject to adjustment after the Closing upon receipt of new bills.  Employee wages shall be prorated with Seller responsible for its pro rata portion of any wages payable after the Effective Time to the extent earned prior to the Effective Time.  A party shall pay the amount due to the other party any amount due under this paragraph within ten days after notification by the other party that such adjustment is necessary.

1

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, except as modified by the Schedules that are referred to in this Article IV, as follows:

4.1

Authority.

Seller has full legal right, power and authority to execute and deliver this Agreement and the other documents being executed in connection herewith, and to carry out the transactions contemplated hereby and thereby.  All corporate and other actions required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and all transactions contemplated hereby and thereby have been duly and properly taken.  No governmental authorization is required in connection with Seller's authorization, execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and the transactions contemplated hereby and thereby.

4.2

Validity.

This Agreement and the other documents to be delivered at the Closing have been, or will be prior to their delivery, duly executed and delivered and are, or will be the lawful, valid and legally binding obligations of Seller enforceable in accordance with their respective terms.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) will not result in the creation of any lien, charge or encumbrance on the Purchased Assets or the Business or the creation of a right of acceleration of any indebtedness or other obligation of the Seller or the Business, (ii) will not restrict the ability of Buyer to carry on the Business as currently conducted, and (iii) are not prohibited by, do not require any consent under, do not violate or conflict with any provision of, and will not result in a default under:

a.

The charter, documents of incorporation or by-laws or similar organization or governance documents of Seller;

b.

Any material contract, agreement or other instrument to which Seller is a party;

c.

Any applicable regulation, order, writ, decree or judgment of any court or governmental agency; and

d.

Any Law applicable to Seller or the Business.

The instruments of transfer delivered to Buyer are valid in accordance with their terms and in proper form and substance to effectively transfer to Buyer good and marketable title to the Purchased Assets.

4.3

Due Organization.

Seller is a corporation incorporated and validly existing and in good standing under the Laws of the jurisdiction of its organization or incorporation as set forth in the preamble to this Agreement.  Seller has all necessary power and authority and all material requisite licenses, permits and franchises to own, operate or lease its properties and to carry on the Business.

Seller is duly licensed and qualified to do business as a corporation and is in good standing in Tennessee and in all other states and other jurisdictions where, by the nature of the Business or the character or location of the property or personnel of the Business require such qualification, except where a failure to so qualify would not be reasonably expected to have a Material Adverse Effect.

4.4

Interim Change.

Since April 30, 2014, the Seller has conducted the Business in the ordinary course of business and there has not been:

a.

Any change in the financial condition, assets, liabilities, personnel, properties or results of operations of Seller or in its relationships with suppliers, customers, distributors, lessors or others that would cause a Material Adverse Effect;

b.

Any material damage, destruction or loss affecting the Purchased Assets;

c.

Any forgiveness or cancellation of any material debts or claims, or waiver of any rights;

d.

Any increase in the compensation, commission, annual incentive or other form of remuneration payable to or to become payable by Seller to any of its officers or salaried employees of the Business except as disclosed on Schedule 4.4;

e.

Any adoption of, or increase in the payments to or benefits under, any profit sharing, annual incentive, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Seller in connection with the Business;

f.

Any disposition by Seller of any property, right or other Purchased Asset of the Business, except dispositions of Inventory in the usual and ordinary course of the Business;

g.

Any advancements to or investments in or transfer of assets to any Affiliate;

h.

Any amendment or termination of any material contract, agreement or license or of any lease of real or personal property other than in the ordinary course of business;

i.

Change in the accounting methods used by the Seller in connection with the Business;

j.

Acquisition of assets by the Seller in connection with the Business other than in the ordinary course of the Business;

k.

Change in the material terms of any Material Contracts;

1.

Any event or condition of any character which, either individually or in the aggregate that would cause a Material Adverse Effect to the Business or the Purchased Assets;

m.

Any default under or notice of default under any Material Contracts; or

n.

Any agreement, whether oral or written, by the Seller to do any of the foregoing.

4.5

Purchased Assets.

Seller is the sole and exclusive legal and equitable owner of all right in and has good, marketable and indefeasible title or right, as the case may be, to all of the Purchased Assets which are identified in Section 1.2 hereto, free and clear of any mortgage, pledge, charge, lien, claim, right, security interest, encumbrance, covenant, or restriction of any kind or nature, direct or indirect, whether accrued, absolute, contingent or otherwise, except only those encumbrances or restrictions as specifically set forth in Schedule 4.5 or in the title commitments for the Owned Real Property.

The execution of this Agreement and the performance of the covenants herein contemplated will not result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Seller, the Purchased Assets or the Business pursuant to any indenture, agreement, industrial development bond or otherwise.

4.6

Condition of Purchased Assets.

The buildings, plants, structures, machinery, tools, dies, furniture, fixtures, equipment and other tangible personal property of the Business are structurally sound and are in good and serviceable operating condition and repair, ordinary wear and tear excepted.  None of such buildings, plants, structures, machinery, tools, dies, furniture, fixtures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.  The Purchased Assets (a) constitute all of the assets used by the Seller in connection with the operation of the Business and (b) are sufficient for the continued conduct of the Business by the Buyer after the Closing in the same manner as conducted prior to the Closing.

4.6A

Financial Statements.

The financial statements attached to Schedule 4.6A are true, correct, and complete copies of the balance sheet and income statement of the Business for the fiscal year ended June 30, 2013; the unaudited balance sheet as of May 31, 2014 (the "Interim Balance Sheet"); and the related unaudited income statement of the Business for the eleven months ended May 31, 2014 (collectively, the "Financial Statements").  The Financial Statements present fairly the financial condition and results of operations of the Business, as applicable, as of the respective dates and for the periods referred to in such Financial Statements, all in accordance with GAAP, except as set forth on Schedule 4.6A.  The Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.  The Financial Statements have been prepared from and are in accordance with the accounting records of the Business, as applicable.

4.7

Accounts Receivable.

All outstanding Accounts Receivable reflected on Schedule 1.2(a) were, and the Accounts Receivable included among the Purchased Assets will be, due and valid claims against customers for goods or services delivered or rendered in the ordinary course of the Business and will be collectible in the aggregate face value thereof within 90 days of their respective due dates in the ordinary course of the Business, except as reserved against in accordance with GAAP as set forth on Schedule 1.2(a), in a manner consistent with prior practice.  To Seller's Knowledge, there is no contest, claim, or right of set-off, other than returns in the ordinary course of the Business, with any obligor of an Account Receivable relating to the amount or validity of such Account Receivable.

4.8

Inventory.

All Inventories are properly valued at Seller's actual cost on a first-in, first-out basis in accordance with GAAP.  All Inventories contain no material amounts that are not of good and merchantable quality, are salable and usable for the purposes intended in the ordinary course of the Business, and meet the current standards and specifications of the Business and are at levels adequate, but not excessive, in relation to the circumstances of the Business and in accordance with past inventory stocking practices.  All obsolete, slow-moving or below standard quality Inventory is reflected on the Financial Statements at no more than its realizable market value as of the date of such statements.  All Inventories disposed of subsequent to April 30, 2014 have been disposed of in the ordinary course of the Business and at prices and under terms that are normal and consistent with past practice.  All of the Inventories are located on the Purchased Real Property.

4.9

Liabilities.

Except to the extent specifically disclosed in this Agreement, Seller does not have, and as of the Closing Date Seller will not have, any liabilities, obligations or indebtedness of any nature related to the Business.  From the date hereof until the Closing Date, Seller will not incur indebtedness of any nature related to the Business or the Purchased Assets, except in the ordinary course of business.  No Person has the power on behalf of Seller to confess judgment against the Business or the Purchased Assets.

4.10

Taxes.

All Federal, state and local Tax returns and all employment Tax returns and unemployment Tax returns required to be filed by Seller, including but not limited to payroll Taxes and Tax deductions, have been filed or will be filed in a timely manner or appropriately extended and such returns have been complete and accurate.  Except as disclosed on Schedule 4.10, there are no agreements, waivers, ruling requests or other arrangements providing for an extension of time with respect to the assessment of any Tax or deficiency against Seller or the Business, nor are there any actions, suits, proceedings, investigations or claims now pending against the Business in respect of any Tax or assessment or any matters under discussion with any Federal, state, local or foreign authority relating to any Taxes or assessments asserted by any such authority.  Adequate provision has been made for Taxes payable for the current period for which Tax returns are not yet required to be filed.  All Taxes due and payable have been paid or payment deadlines properly extended as listed on Schedule 4.10.  Seller has made provision for the payment of all Taxes for which Seller has received an assessment but that are not yet due and payable.

4.11

Intellectual Property.

Schedule 4.11 contains a complete and correct list and summary description of all registered patents, trademarks, trademark rights, trade names, trade name rights, service marks, copyrights, and licenses or other agreements relating to any of the foregoing, which are held by Seller or otherwise utilized in the Business.  Seller has not licensed any other Person or granted any rights to any Person with respect to these items, nor is Seller, to its Knowledge, infringing upon any intellectual property rights of others with respect to the manner in which the Business is presently conducted.  Seller has not received any notice of any such infringement, and has no Knowledge of any patent, invention or copyright which would infringe upon, or be infringed by any of the foregoing or render obsolete or adversely affect the manufacture, distribution or sale of products or services relating to the Business.  All fees and charges to maintain the patents and trademarks set forth on said Schedule 4.11 have been timely paid.

4.12

Trade Secrets, Proprietary Information and Know-How.

All material information in the nature of trade secrets or proprietary information owned by Seller, including software, copyrighted material, electronic data processing systems, program specifications and technical information, if any, relating to the Business (all individually and collectively referred to as "Proprietary Information") is documented and in the possession of the Business.  Seller has no Knowledge of any violation of such trade secret rights or copyrights with respect to such Proprietary Information.

4.13

Personal Property Leases.

Schedule 4.13 contains a complete and correct list and summary description of all Personal Property Leases used in the Business.  Seller is not a party to or bound to any material leases for personal property relating to the Business except the Personal Property Leases referred to in this Section.  With respect to the Personal Property Leases:

a.

Such Personal Property Leases are in full force and effect and are valid, binding and enforceable in accordance with their respective terms as to Seller, and as to Seller's Knowledge, as to any other party thereto;

b.

No amounts payable under any such Personal Property Lease are past due;

c.

Each party thereto has complied with all material commitments and obligations on its part to be performed or observed under each of the Personal Property Leases;

d.

Seller is not in default and Seller has not received any notice of default (other than defaults which have been waived or cured) under any Personal Property Lease, or any other communication calling upon Seller to comply with any provision of any such Personal Property Lease or asserting noncompliance, and, except for events and conditions which have been waived or cured, no event or condition has happened or exists which constitutes a material default under any Personal Property Lease;

e.

Except as disclosed on Schedule 4.13, there does not exist any security interest, lien or encumbrance of others (excluding the lessor) created or suffered to exist on the leasehold interests created under any Personal Property Lease; and

f.

Except as listed on Schedule 4.13(f), the assignment of any such Personal Property Lease to Buyer without notice to, or consent or approval of, any party will not constitute a breach of, or default under, any Personal Property Lease.  Seller's post-Closing Date delivery of Personal Property Lease assignments shall not restrict Buyer's ability to use the assets protected by the Personal Property Leases.

4.14

Motor Vehicles.

All motor vehicles and other transportation equipment owned or used by Seller in connection with the Business, whether owned or leased, are listed on Schedule 4.14 except vehicles and equipment not included in the Purchased Assets.

4.15

Employees/Employee Benefits.

Schedule 4.15 contains (a) a list of all incentive arrangements and other written arrangements or understandings of Seller with respect to employees of the Business, other than at-will employees; (b) a complete and accurate list, as of June 15, 2014, of the name, job title (to the extent applicable), and current rate of compensation for each employee of Seller who works in the Business (the "Business Employees"); and (c) a list of the employees terminated by the Seller during the 90-day period prior to the date hereof.  Except as set forth in Schedule 4.15, to Seller's Knowledge, no employee with annual compensation in excess of fifty thousand dollars ($50,000) has any plans to terminate employment with the Seller.  There are no controversies pending or, to the Knowledge of Seller, threatened controversies that would affect the ability of the Business to operate consistent with periods prior to June 30, 2014 involving any employee of the Seller.  Except as set forth on Schedule 4.15, Seller is in compliance in all material respects with all applicable federal, state and municipal Occupational Safety and Health Laws concerning or affecting employees of Seller.  Except as set forth on Schedule 4.15, none of the Business Employees, is on a leave of absence, or absent from work due to workers' compensation, disability or layoff or for any other reason other than the taking of accrued vacation time off in accordance with Seller's past practices.

Except as set forth on Schedule 4.15, as it relates to the Business, Seller has not been since June 30, 2013 or is, subject to any adverse rulings, findings or determinations of unlawful employment practices or violations of other related statutes, and Seller has not received any written notice of any pending or threatened investigation, proceeding, labor dispute or litigation relating to any unlawful employment practice claim or claims or violations of other related statutes, executive orders or administrative determinations or regulations.

4.16

Litigation.

Except as set forth in Schedule 4.16, Seller is not engaged in or a party to any suit, claim, action or proceeding before or by any Federal, state, local or other governmental court, department, commission, board, agency or instrumentality, domestic or foreign ("Proceedings"), nor are any such Proceedings threatened to the Knowledge of Seller which relate to the Business or the Purchased Assets and no such Proceeding has been overtly threatened.  Seller is not subject to any order, writ, injunction or decree of any court, domestic or foreign, or any federal agency or instrumentality, and Seller is not in default with respect to any order of any state or local department, commission, board, agency or instrumentality.

4.17

Title to Facilities; Encumbrances.

Real Property Leases.  Schedule 4.17(a) hereto sets forth a complete description of each Real Property Lease of each facility related to the Business leased or subleased by Seller including identification of the relevant lease or sublease and a street address.  Seller has heretofore delivered to Buyer true and complete copies of all Real Property Leases.  All Real Property Leases are legally valid and binding and in full force and effect, and there are no defaults, offsets, counterclaims or defenses thereunder on the part of Seller or to Seller's Knowledge, on the part of any other party thereto.  Seller has not received any notice of any default, offset, counterclaim or defense under any of the Real Property Leases.  With respect to each Real Property Lease:

a.

No amount payable under any such lease is past due;

b.

Seller has complied with all material commitments and obligations on its part to be performed or observed under each such lease;

c.

Seller has not received any notice of default (other than defaults which have been waived or cured) under any Real Property Lease or any other written communication asserting noncompliance and, except for events, and conditions which have been waived or cured; and

d.

Except as set forth on Schedule 4.17(a), there does not now exist any security interest, lien, encumbrance or claim of others (excluding the lessor) created or suffered to exist on the leasehold interest created under any Real Property Lease.

None of the rights of Seller under any of the Real Property Leases will be impaired by the consummation of the transactions contemplated by this Agreement.  Seller will obtain prior to Closing, and will deliver to Buyer at the Closing, all consents or approvals of any parties required in connection with the assignment of the Real Property Leases to Buyer.

Each Real Property Lease grants the Seller the exclusive right to occupy the demised premises thereunder, and the Seller enjoys peaceful and undisturbed possession under each such Real Property Lease.

Owned Real Property.  Schedule 4.17(b) contains a complete and accurate list of each Facility comprising the Owned Real Property. Seller owns the Owned Real Property with good, marketable and insurable title subject only to the matters permitted by the following.  None of the Owned Real Property is subject to any rights of way, building use restrictions, exceptions, easements, variances, reservations, or limitations of any nature except (a) liens for current taxes not yet due, or (b) minor imperfections of title, if any, none of which is substantial in amount, detracts from the value or impairs the use of the Owned Real Property, or impairs the operations of the Seller, and zoning Laws and other land use restrictions that do not impair the present use of the property subject thereto, or (c) as set forth in the existing title insurance policies or commitments and ALTA surveys.  Except as disclosed in the title commitments and as shown on ALTA surveys neither the whole nor any portion of any of the Facilities has been condemned, requisitioned or otherwise taken by any public authority and no notice of any such condemnation, requisition or taking has been received by Seller.

Seller has not received written notice of non-compliance with any applicable Laws or any zoning laws relating to its use of the Purchased Real Property that has not been cured.  No notice of the violation of any such Law or private restriction has been received by the Seller.

The Owned Real Property, the real property subject to the Savannah Airport Lease and the real property subject to the Smyrna Sublease (the "Purchased Real Property"), and the improvements, buildings and structures thereon (the "Improvements"), (a) constitute all of the real property used by the Seller in the conduct of the Business and (b) may continue to be used after the Closing for the operation of the Business as currently operated by the Seller.

To the Seller's Knowledge, there are no pending, threatened, or contemplated condemnation, expropriation or other Proceedings (nor to Seller's Knowledge is there any basis for any such action) affecting the Purchased Real Property, or any part thereof, or of any assessments made or, to Seller's Knowledge, threatened with respect to the Purchased Real Property or any part thereof, or of any sales or other disposition of the Purchased Real Property, or any part thereof, in lieu of condemnation.

The Seller does not own or hold, and is not obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of the Purchased Real Property, or any portion thereof or interest therein.

To Seller's Knowledge, and except as disclosed, all of the Improvements are structurally sound and are free from material and overt defects, in need of material repairs relating to pest infestation or material damage.  Except as disclosed in title commitments provided to Buyer, no Improvement encroaches upon any other real property, and there are no encroachments by other buildings or improvements onto the Purchased Real Property.

All of the Purchased Real Property and all of the Improvements are serviced by all utilities, including water, sewage, gas, electricity and telephone based on the Seller's current use of the Purchased Real Property and the Improvements.  All of the Owned Real Property is accessible by public roads and, to the Seller's Knowledge, no fact or condition exists that would result in the termination of the current access from the Owned Real Property to any presently existing highways and roads adjoining or situated on the Owned Real Property.  The Seller does not owe any money to any architect, contractor, subcontractor or materialmen for labor or materials performed, rendered or supplied to or in connection with the Purchased Real Property, and there is no construction or other improvement work being done at nor are there any construction or other improvement materials being supplied to the Purchased Real Property.

The Seller has not received information or notice from any insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Purchased Real Property, or requiring an increase in the insurance rates applicable to the Purchased Real Property outside of the ordinary course of the Bushiness.

4.18

Related Party Interests.

Except as disclosed in Schedule 4.18, no Seller Affiliate (defined below) nor any officer or director of Seller or any Seller Affiliate:

a.

has any cause of action or other claim whatsoever against or owes any amount to, or is owed any amount by, the Business;

b.

has any interest in or owns any property or right used in the conduct of the Business or any Purchased Asset; or

c.

is a party to any contract, lease, agreement, arrangement or commitment with Seller used in or related to the Business or any Purchased Asset.

All affiliated entities of Seller (i.e., those directly or indirectly controlled by, or under common control with, Seller), (collectively referred to as "Seller Affiliates") which own any property used by Seller in the conduct of the Business or which have received from or furnished to Seller any goods or services (whether with or without consideration) or performed any service for or in connection with the Business are identified in Schedule 4.18, together with a general description of their dealings with Seller or the Business and the basis upon which such goods and services have been charged or paid to it.

4.19

Material Contracts.

a.

All contracts, agreements, instruments, plans and leases (other than those entered into after the date hereof with the written consent of Buyer) related to the Business (i) to which Seller is a party or bound in excess of $10,000 in value, (ii) by which any of its properties are subject or bound in excess of $10,000 in value or (iii) under which Seller as related to the Business has or may receive payments or acquire rights or benefits in excess of $10,000 in value, which are not listed on Schedule 1.2(a), (collectively, the "Material Contracts") are listed on Schedule 4.19(a) attached hereto.  The Seller has heretofore delivered to the Buyer true and complete copies of all written Material Contracts.

b.

Except as set forth in Schedule 4.19(b), (a) all Material Contracts are valid and binding in accordance with their terms and are in full force and effect and (b) Seller is not, nor to the Seller's Knowledge is any other party to any Material Contract, in breach of any provision of, in violation of, or in default under the terms of any Material Contract.

c.

No event has occurred or, to Seller's Knowledge, no circumstance exists that (with or without notice or lapse of time) would contravene, conflict with, or result in a violation or breach of, or give the Seller or the other Person party thereto the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract.  The Seller has not given to or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Material Contract.

d.

Except as set forth in Schedule 4.19(d), each Material Contract may be assigned to Seller without the consent of any other party to such Material Contract.  Except as set forth in Schedule 4.19(d), the computer hardware and software and related licenses and existing documentation thereof, including all electronic data processing equipment, computer software, all systems regulating, controlling or monitoring equipment, program specifications, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related materials which are disclosed on Schedule 1.2(q), (i) is owned by Seller, and (ii) may be assigned to Buyer without any payments to third parties.

No Material Contract will upon completion or performance thereof have a Material Adverse Effect on the Purchased Assets or the Business.

4.20

Products.

There are no defects about which Seller is aware in the design, construction, manufacturing, support or installation of any of the products made, manufactured, constructed and distributed or sold, by the Seller in connection with the Business (collectively, the "Products") that would adversely affect the performance or quality of any such Product.  The Products have been designed and manufactured in compliance with all regulatory, engineering, industrial and other codes applicable thereto, and there are no statements, citations or decisions by any Governmental Authority or any product-testing laboratory that indicate that any Product is unsafe or fails to meet any standards promulgated by such Governmental Authority or testing laboratory.  The Seller has not recalled any Product or received notice of any defect in any Product, any claim of personal injury, or claim of death, or property or economic damages in connection with any Product, or any claim for injunctive relief in connection with any Product.  To the Knowledge of Seller, there are no facts that are reasonably likely to give rise to a recall of any Product or to give rise to a successful future claim of personal injury, death, or property or economic damages, or a claim for injunctive relief in connection with any Product.  No Products, contain asbestos, asbestos-containing material, mercury, mercury containing material, PCBs or PCB containing material.

4.21

Compliance with Law.

All licenses, permits, approvals, franchises and other authorizations required by any governmental authority to operate all or any portion of the Business ("Permits") have been obtained, are in full force and effect, except for Permits that are not material to the Business or Seller's ability to own and conduct the Business.  Seller is in compliance in all material respects with (a) all Laws applicable to the Business and applicable to the Material Contracts and (b) all Permits of the Business.  The Seller is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for a failure to fully comply with any such Law or Permits related to the Business.

4.22

Environmental Matters.

As it relates to the Business or the Purchased Real Property, Seller is not in violation of any judgment, decree, order, Law, license, rule or regulation pertaining to environmental matters including those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Federal Clean Air Act, the Toxic Substances Control Act or any United States, federal, state or local statute, rule, regulation, ordinance, order or decree relating to health, safety or the environment, ("Environmental Laws"), except as disclosed on Schedule 4.22.

As it relates to the Business or the Purchased Real Property, Seller has not received notice from any third party including without limitation, any federal, state or local governmental or quasi-governmental or administrative authority:

a.

that it has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA;

b.

that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances, as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant, as defined by 42 U.S.C. Section 9601(33), or any toxic substance, hazardous materials, oil petroleum distillates, components or by-products, or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") that it has disposed of has been found at any site at which a federal or state agency is conducting a remedial investigation or other action pursuant to any Environmental Law except as disclosed on Schedule 4.22; or

c.

that it is or shall be a named party to any claim, action, cause of action, complaint or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

4.23

Warranties.

Schedule 4.23 hereto contains (a) an accurate and complete statement of all warranties, warranty policies, service, subscription and maintenance agreements of the Business, (b) the warranty experience of the Seller in connection with the Business since June 30, 2012 and (c) all open warranty claims with respect to products of the Business.  No Products previously sold and delivered by the Business are subject to any guarantee, warranty, claim for product liability, or patent or other indemnity other than those sold and delivered in accordance with the standard terms and conditions of sale of the Business.  To the Knowledge of Seller, there exists no circumstance that, after notice or the passage of time or both, would create or result in liabilities under existing warranties given by the Seller in excess of the reserve therefore on the Interim Balance Sheet.

4.24

Powers of Attorney; Guarantees.

Except as disclosed in Schedule 4.24, Seller has not granted any powers of attorney with respect to the Business or its assets or guaranteed any obligations or liabilities of any other Person or entity regarding the Business.

4.25

Bulk Sales Act.

Seller has requested and Buyer has agreed to waive any compliance required of Seller with respect to the applicable Bulk Sales Act(s) or statutes.  In exchange for said waiver, Seller shall indemnify Buyer from and against any and all claims, actions, causes of action, liabilities or judgments which may be asserted, or recovered against Buyer, by reason of Buyer's waiver or Seller's non-compliance with applicable Bulk Sales legislation.

4.26

Consents and Approvals.

Other than in connection with approvals by Board of Directors of Seller, there are no consents, approvals, orders or authorizations of any Persons or governmental authorities (or registrations, declarations, filings or recordings with any such authorities) required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions hereof, other than the lessors under the leases described in Schedules 4.13 and 4.17(a).

4.27

Insurance.

Seller maintains such policies of insurances, issued by responsible insurers, as are appropriate to the Business, its property and the Purchased Assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets carried on in a comparable manner; all such policies of insurance are in full force and effect and Seller is not in default, whether as to the payment of premium or otherwise, under the terms of any such policies.

4.28

Suppliers.

To the Seller's Knowledge, the relationships of the Seller with each of its material suppliers relating to the Business are good working relationships, and no such supplier of the Business has cancelled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Business.  Schedule 4.28 sets forth the names of the ten largest suppliers to the Business in the last twelve months by dollar volume of purchases.

4.29

Customers.

To the Seller's Knowledge, no customer is likely to terminate or materially reduce its relationship with the Business.  Schedule 4.29 sets forth the names of the ten largest customers of the Business in the last 24 months by dollar volume of sales.

4.30

Certain Payments.

The Seller has not, and no director, officer, agent or employee of the Business nor any other Person associated with or acting for or on behalf of the Business has, directly or indirectly, made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property or services for or in respect of the Business that is in violation of any Law, could subject the Seller to any damage or penalty in any Proceeding or could have a Material Adverse Effect.

4.31

Brokers.

Seller has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders' fees with respect to this Agreement or the transactions contemplated hereby.  Notwithstanding the first sentence of this Section, in the event that Seller has engaged or is liable for the services of a broker in connection with this Agreement or the transactions contemplated hereby, Seller agrees to be solely liable for payment of any fee or obligation to such broker, and to protect, defend, indemnify and hold harmless Buyer from any liability arising from such broker or finder.

4.32

Employee Benefit Plans.

Schedule 4.32 sets forth a true and complete list of all Employee Benefit Plans provided for the benefit of Business Employees ("Business Benefit Plans"), and Schedule 4.32 specifies which Benefit Plans Buyer will assume.  There is no defined benefits "multiemployer plan," as defined in Section 3(37) of ERISA, under which any Business Employee has any present or future right to benefits. Seller has provided copies of all Business Benefit Plans, as amended, and copies of IRS Forms 5500 and PBGC Forms 1, as filed with the applicable Governmental Authority for the three (3) most recently completed plan years, for all Business Benefit Plans that are required by applicable law to file same, to Buyer.

Seller has no liability under any Business Benefit Plan other than (i) those liabilities listed on Schedule 4.32, (ii) normal salary or wage accruals, and (iii) paid vacations, sick leave and holiday accruals in accordance with Seller's past practice and policy. Seller has performed all obligations required to be performed under the Business Benefit Plans, and the Business Benefit Plans are in compliance with all applicable requirements of ERISA, the Code, and other applicable laws and have been administered in all material respects in accordance with their terms.  No breach of fiduciary duty has occurred or is occurring with respect to any Business Benefit Plan.  To the Knowledge of Seller, there is no asserted, threatened, or unasserted claim of breach of fiduciary duty involving any Business Benefit Plan.  Each Business Benefit Plan that is intended to be qualified within the meaning of Section 401 of the Code has received a favorable determination letter as to its qualification, and nothing has occurred, or has failed to occur, that could reasonably be expected to adversely affect such qualification.  There are no pending audits or investigations by any Governmental Authority, termination proceedings or other claims (except routine claims for benefits payable under the Business Benefit Plans), litigation, or other proceedings against or involving any Business Benefit Plan.  None of the Business Benefit Plans are "defined benefit plans," as defined in Section 414(j) of the Code or Section 3(35) of ERISA.

4.33

UL and NSF

All UL and NSF certifications used by Seller in connection with the Business are listed on Schedule 4.33 (the "Certifications").  At the Effective Time, Buyer shall be entitled to use the Certifications.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

5.1

Authority.

Buyer has full legal right, power and authority to execute and deliver this Agreement and the other documents being executed in connection herewith, and to carry out the transactions contemplated hereby and thereby.  All corporate and other actions required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and all transactions contemplated hereby and thereby have been duly and properly taken.

5.2

Validity

This Agreement and the documents to be delivered at the Closing have been, or will be prior to their delivery, duly executed and delivered by Buyer and are, or will be, the lawful, valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of Buyer and are not prohibited by, do not require any consent under, do not violate or conflict with any provision of, and do not result in a default under or a breach of:

a.

Buyer's charter or by-laws;

b.

Any contract, agreement or other instrument to which Buyer is a party;

c.

Any regulation, order, decree or judgment of any court or governmental agency; or

d.

Any Law applicable to Buyer.

5.3

Due Organization.

Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of its state of organization as set forth in the preamble to this Agreement, with full power and authority to own or lease its properties and to carry on the business in which it is engaged.

5.4

Brokers

Except as set forth in Schedule 5.4, Buyer has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders' fees with respect to this Agreement or the transactions contemplated hereby.  In the event that Buyer has engaged the services of a broker in connection with this Agreement or the transactions contemplated hereby, Buyer agrees to be solely liable for payment of any fee or obligation to such broker, and to protect, defend, indemnify and hold harmless Seller from any liability arising from such broker or finder.

5.5

No Outside Reliance.

In entering into this Agreement and consummating the transactions contemplated hereby, Buyer has not relied and is not relying upon any statement or representation of Seller not otherwise made (A) in this Agreement (including the schedules), or (B) certificates, agreements or other documents delivered to Buyer at, or in connection with, the Closing.

5.6

Litigation.

There are no actions, suits or proceedings pending or, to Buyer's knowledge, threatened against Buyer or any material properties of Buyer, before any court, arbitrator, or administrative or governmental body which questions or challenges the validity of this Agreement or any action proposed to be taken by Buyer pursuant to this Agreement or the transactions contemplated hereby.

5.7

Financing.

At the Closing, there shall be no financing contingencies to which Buyer's obligation to complete the transaction contemplated by this Agreement is subject.  Buyer agrees to use its commercially reasonable efforts to obtain financing sufficient to consummate the transactions contemplated hereunder, and to supply Seller with proof of such financing, no later than June 25, 2014.

5.8

Solvency.

Immediately after giving effect to the transactions contemplated by this Agreement, Buyer shall be able to pay the obligations of the Business as they become due, and shall have adequate capital to carry on the Business.

ARTICLE VI

COVENANTS OF SELLER

Seller hereby agrees to keep, perform and duly discharge the following covenants:

6.1

Interim Conduct of Business.

Except as contemplated by this Agreement, during the period from the date of this Agreement to and including the Effective Time (or such earlier date this Agreement may be terminated in accordance with this Agreement), Seller shall cause the Business to conduct its operations in the ordinary course of business.  Seller will not dispose of or transfer any of the Purchased Assets other than Inventory in the ordinary course of business.

Between the date hereof, and the Effective Time, Seller shall operate the Business for the benefit of Buyer.  Seller covenants that it will continue to operate the Business in the same manner as it operated the Business prior to the Closing Date, and with the same care and attention as it operated the Business prior to the Closing Date.  Seller agrees that it will take no action outside the ordinary course ,of business between the date hereof and the Effective Time, will consult with the Buyer with respect to any significant decisions regarding the Business, and will permit Buyer full access to the management of the Business for any purposes related to its operations.  Seller shall use commercially reasonable efforts to preserve its relationships with all material customers, suppliers and others with whom the Seller deals in connection with the Business, to keep available the services of its officers and employees related to the Business and to maintain the Purchased Assets in substantially the condition currently existing, normal wear and tear excepted.  Except as otherwise expressly permitted by this Agreement, between the date hereof and the Effective Time, there shall be no change in the terms of any Material Contracts or other material documents included in the Purchased Assets, except as consented to in writing by the Buyer which consent shall not be unreasonably withheld or delayed.

6.2

Access to Information.

From the date hereof until the Effective Time, Seller shall (i) furnish such other information regarding the operations, business and financial condition of the Business or the Purchased Assets that Buyer may reasonably request, including but not limited to true and correct copies of the books of account and financial statements of Seller related to the Business, (ii) cooperate fully in responding to any questions regarding the Business, and in providing such assistance as is necessary to facilitate the transition of ownership of the Business to Buyer and (iii) afford the Buyer and its authorized representatives reasonable access, during normal business hours and upon reasonable notice, to the Purchased Real Property and other assets and facilities owned or used by the Seller in connection with the Business including such access as is necessary to conduct walk through environmental investigations (specifically excluding any Phase II testing unless Seller approves in writing) and only upon accompaniment by Seller.  Prior to the Closing Date, Buyer and its representatives shall not contact or communicate with the customers and suppliers of the Business in connection with the transactions contemplated by this Agreement except with the prior consent of Seller.  Buyer acknowledges that it remains bound by the Confidentiality Agreement, dated February 14, 2014 previously entered into between Buyer and Seller (the "Confidentiality Agreement").

6.3

Continued Assistance

Following the Closing Date, Seller shall refer to Buyer, as promptly as practicable, any telephone calls, letters, orders, notices, requests, inquiries and other communications Seller receives relating to the Business.  From time to time following the Closing Date, at Buyer's request and without any further consideration, Seller shall execute, acknowledge and deliver such additional documents, instruments of conveyance, transfer and assignment or assurances and take such other action as Buyer may reasonably request to more effectively assign, convey and transfer to Buyer any of the assets, properties, rights or claims of the Business included in the Purchased Assets.

6.4

Non-Competition.

Seller acknowledges that in order to assure the Buyer that it will retain the value of the Business as a "going concern," the Seller agrees not to utilize its knowledge of the operations of the Business and its relationship with customers, suppliers and others to compete with the Business for a period of five (5) years after the Closing Date.  In order to effectuate this covenant, Seller shall execute on the Closing Date a Non-Competition and Non-Solicitation Agreement substantially in the form of Attachment V.

6.5

Certain Payments.

Seller shall pay, fully discharge or make adequate provision for all liabilities and obligations which are not Assumed Liabilities.

6.6

Employees and Certain Employee Benefit Matters.

a.

Pre-Closing Conduct; Other Liabilities.  Seller shall pay and perform all of its obligations to all employees of the Business as of the Effective Time, including the payment of wages, salaries and benefits. Seller shall be liable for any amounts to which any Business Employee becomes entitled that exists or arises (or may be deemed to exist or arise) under any applicable Law or otherwise, as a result of or in connection with, the (i) employment or termination of employment of the Business Employee prior to the Effective Time, and (ii) with respect to any Business Employee who does not become a Transferred Employee under Section 7.1(b), the employment or termination of employment of the Business Employee on the Closing Date.

b.

Rollovers To Qualified Retirement Plans.  Seller agrees to provide Buyer with such data and assistance as Buyer may reasonably request to facilitate the acceptance by Buyer's 401(k) Plan of rollovers from any Seller-sponsored tax-qualified defined contribution retirement plan.

6.7

Use of Trade Names and Trademarks.

Seller hereby agrees to cease and terminate all use of the trade names and trademarks of the Business, including those described on Schedule 4.11, as of and following the Closing Date.  As soon as practicable following the Closing Date, Seller shall deliver to Buyer all of Seller's files with respect to the trademarks and trade names listed on Schedule 4.11.

6.8

UL and NSF

Seller agrees to exercise best efforts to cause transfer of the UL and NSF Certifications to Buyer promptly following the Closing Date. By July 10, 2014, Seller agrees to pay all outstanding invoices related to the UL and NSF Certifications.  Seller agrees to make payment for the transfer of the UL and NSF Certifications in accordance with the Closing Statement within five days after such payments become due.  Seller agrees to promptly pay all invoices related to the UL and NSF Certifications received after the Effective Time applicable to the extent applicable to usage prior to the Effective Time.

6.9

Vehicle Titles.

By July 10, 2014, Seller shall cause delivery to Buyer of the certificates of title for any motor vehicles included in the Purchased Assets, and make payment for the Wheels, Inc. vehicles to be purchased by Buyer as, provided in this Agreement in accordance with the Closing Statement.

ARTICLE VII

COVENANTS OF BUYER

Buyer hereby agrees to keep, perform and duly discharge the following covenants and agreements:

7.1

Certain Employee Benefit Matters.

a.

Pre-Closing Conduct Other Liabilities.  Except for any Excluded Liabilities and except as provided in Section 12.2(1), Buyer shall be liable for any amounts to which any Business Employee who becomes a Transferred Employee under Section 7.1(b) becomes entitled that exists or arises (or may be deemed to exist or arise) on or after the Effective Time after becoming an employee of Buyer under any applicable Law or otherwise, as a result of, or in connection with, (i) the employment of any Transferred Employee on or after the Effective Time and (ii) the termination of employment of any Transferred Employee on or after the Effective Time.

b.

i. Offer of Employment Continuation of Employment.  Those persons who accept Buyer's offer of employment and who commence working with Buyer on the Effective Time shall hereafter be referred to as "Transferred Employees."  As of the execution date hereof, Buyer intends to offer employment to each person employed by Seller at the Business prior to the Effective Time.  For the Transferred Employees, Buyer will give credit for past service of the Business Employees with Seller for all purposes except for the purpose of benefit accrual under any defined benefit pension plan of Buyer.  Buyer shall not, however, assume any obligations under any individual employment agreement between any Business Employee and Seller or one of its Affiliates, except as transferred under the Assignment attached as Attachment VIII.  Seller hereby releases any Transferred Employees from any agreement in favor of Seller imposing confidentiality or noncompetition obligations to the extent relating to the Business.

c.

Termination of Transferred Employees within Ninety (90) Days of Closing.  As of the execution date hereof, Buyer has informed Seller that, within ninety (90) days of the Closing, it may be necessary under Buyer's business judgment to terminate certain Transferred Employees.  In such event, Buyer shall be responsible for such termination(s), but only to the extent provided in Section 12.2(1) or Section 12.3(k).  In selecting Transferred Employees for termination, Buyer agrees to comply with applicable local, state and federal law and regulations and, if reasonably prudent, to consult with an experienced Tennessee labor and employment attorney regarding the selected Transferred Employees.

d.

Intentionally Omitted.

e.

Welfare Plans.  Buyer will establish a group health plan, or plans, or add the Transferred Employees to an existing group health plan or plans covering Buyer employees, providing eligibility for coverage to the Transferred Employees and their dependents in a customary manner consistent with other employees of Buyer.  Such plan or plans shall to the extent consistent with the insurer's customary practice be without limitation or exclusion with respect to preexisting conditions that affect coverage for the Transferred Employees on their dependents, except to the extent any such condition may affect coverage under any plan of Seller currently covering any such person or any plan of Buyer.  Each Transferred Employee will also be eligible to participate in all other benefit plans maintained by Buyer generally for all employees thereof, in accordance with the teens and conditions set forth in such benefit plans, including, without limitation, any terms with respect to individual eligibility criteria.

f.

Accrued Personal or Sick Time.  With respect to the accrued but unused personal or sick time for Transferred Employees listed on Schedule 7.1(f) to which such Transferred Employees are entitled pursuant to the personal or sick policies applicable to such Transferred Employees immediately prior to the Closing Date (the "PS Policies"), Buyer shall assume the liability for such accrued personal or sick time and allow such Transferred Employee to use such accrued personal or sick time; provided, however, that if Buyer deems it necessary to disallow such Transferred Employee from taking such accrued personal or sick time, Buyer shall be liable for and pay in cash to each such Transferred Employee an amount equal to the value of such personal or sick time in accordance with the teens of the PS Policies; and provided, further, that Buyer shall be liable for and pay in cash an amount equal to the value of such accrued personal or sick time to any Transferred Employee whose employment terminates for any reason subsequent to the Effective Time.

g.

U. S. WARN Act.  Buyer agrees with respect to the Transferred Employees to provide any required notice under the Worker Adjustment and Retraining Notification Act ("WARN") and any other applicable Law and to otherwise comply with any such statute with respect to any "plant closing" or "mass layoff' (as defined in WARN) or similar event affecting employees and occurring on or after the Effective Time or arising as a result of the transactions contemplated hereby.

Buyer shall indemnify and hold harmless Seller with respect to any liability under WARN or other applicable Law arising from the actions (or inactions) of Buyer, on or after the Effective Time with respect to the Transferred Employees.

h.

Further Assurances.  At any time and from time to time after the Closing Date, as and when requested by a party hereto and at such party's expense, the other party shall promptly execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably request to evidence and effectuate the transactions contemplated by this Agreement.

i.

U.S. COBRA.  Buyer agrees to provide any required notice under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") and any other applicable Law on or after the Closing Date with respect to any eligible Transferred Employee.  Buyer shall indemnify and hold harmless Seller with respect to any liability under COBRA or other applicable Law arising from the actions (or inactions) of Buyer on or after the Closing Date with respect to any Transferred Employee or arising as a result of the transactions contemplated hereby.

7.2

Buyer's Performance of Warranty Obligations.

Notwithstanding that all liabilities for all products sold by the Business prior to the Effective Time are Excluded Liabilities pursuant to Section 1.5(m), after the Closing Date, Buyer agrees to perform all of the warranty obligations of the Business for all products sold by the Business prior to the Effective Time.  Any such warranty services shall be billed to Seller at Buyer's documented, fully loaded cost (with such fully loaded cost to include the cost of Buyer's reasonable and necessary personnel to perform the warranty obligations) plus ten percent (10%). Seller shall pay Buyer within thirty (30) days of receipt of Buyer's invoice documenting such warranty service.  For any such warranty services performed by Buyer, Buyer shall set forth with reasonable detail and specificity the warranty services performed after the Closing Date.

7.3

Buyer's Assistance with Post-Closing Business Accounting.

For a period of no more than thirty (30) days after the Closing, Buyer shall permit the Transferred Employees to provide reasonable assistance to Seller with the Closing of the Business Accounting books for the period prior to the Closing Date, consistent with accounting practices and procedures for prior periods.

7.4

Sales to Seller After the Closing Date.

For a period of twelve (12) months after the Closing, Buyer shall permit Seller to submit new purchase orders to, and make purchases from, the Business, at fully loaded cost plus ten percent (10%), which purchases shall not exceed a total of Two Hundred Thousand Dollars ($200,000.00) over the course of twelve months.  In the event Seller desires to purchase product from the Business at a volume in excess of Two Hundred Thousand Dollars, Buyer and Seller shall endeavor to agree upon a price for the products to be purchased.

ARTICLE VIII

MUTUAL COVENANT OF SELLER AND BUYER

8.1

Collection of Accounts Receivable.

After the Closing, Seller shall permit Buyer to collect, in the name of the Seller, all receivables and other items which are included in the Purchased Assets and which shall be transferred hereunder, and to endorse with the name of Seller any checks, receivables or other items related to the Business.  Seller shall sweep the lockboxes where the accounts receivable are delivered and hold in trust for Buyer, and promptly transfer and deliver to Buyer within two (2) business days after receipt, any cash or other property, which Seller may receive in respect of such receivables or other Purchased Assets.  To effectuate the terms and provisions of this Section 8.1, Seller hereby designates and appoints Buyer and its designees or agents as attorney-in-fact, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail related to the Business addressed to Seller; to notify the post office authorities to change the address for delivery of mail related to the Business addressed to Seller to such address as Buyer or its designee or agent may designate; to endorse the name of Seller on any notes, acceptances, checks, drafts, money orders or other evidence of payment of accounts receivables related to the Business or proceeds from the sale of the Purchased Assets that may come into possession of Buyer or its designee or agent; to sign the name of Seller on any invoices, documents, drafts against, notices to account debtors of Seller and assignments and requests for verification of accounts related to the Business; to execute proofs of claim and loss related to the Business; to execute any endorsement, assignments or other instruments of conveyance or transfer related to the Business; to execute releases related to the accounts receivable included in the Purchased Assets; and to do all other acts and things any of them may deem necessary and advisable to realize upon the accounts receivable related to the Business.

After expiration of the 90 day collection period specified in Section 4.7 herein, Buyer shall notify Seller of all Accounts Receivable which remain uncollected.  Buyer shall have exercised its customary collection practices with respect to the collection of the accounts receivable.  Upon receipt of notification along with copies of all pertinent invoices, it shall be the responsibility of Seller to collect such of the receivables as remain uncollected unless otherwise agreed between the parties.  Such accounts receivable will be transferred back to Seller and Seller shall promptly reimburse Buyer dollar-for-dollar, net of any specific reserves included in Net Working Capital, for the amount of the receivable(s) transferred back to Seller from Buyer.  Correspondingly, in the event that the Accounts Receivable collected after the Closing by the Buyer exceed the stated value of the net Accounts Receivable at the Closing Date, Buyer shall promptly pay Seller such amounts collected in excess of the stated value of the net Accounts Receivable.

8.2

Exclusivity.

The parties entered into an Exclusivity Agreement dated May 29, 2014, to which Seller and Buyer acknowledge they are bound by its terms.

8.3

Efforts to Satisfy Closing Conditions.

Between the date hereof and the Closing Date, the Seller and Buyer shall (i) use commercially reasonable efforts to cause the conditions in Article IX and Article X respectively to be satisfied; and (ii) not take any action or omit to take any action within their respective reasonable control to the extent such action or omission might result in a breach of any term or condition of this Agreement or in any representation or warranty contained in this Agreement being inaccurate or incorrect as of the Closing Date.  Prior to the Closing Date, each party shall promptly notify the other party in writing if it becomes aware of any fact or condition that (i) causes or constitutes a breach of any representation or warranty set forth in Article IV or Article V, respectively, or (ii) would have caused or constituted a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Disclosure Schedule if the Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition (including the addition of a new Section to the Disclosure Schedule), the Seller shall promptly deliver to the Buyer a supplement to the Disclosure Schedule specifying such change, provided that no such supplement will be deemed to have cured any breach of any representation or warranty or affect any right or remedy of Buyer under this Agreement.

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

Each and all of the obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to fulfillment, prior to or as of the Closing Date, of the following conditions precedent:

9.1

Accuracy of Warranties; Performance of Covenants.

The representations and warranties of Seller contained herein shall be, if qualified by materiality or Material Adverse Effect, accurate in all respects and, if not so qualified, shall be accurate in all material respects, in each case, on the Closing Date as if made on and as of the Closing Date but without giving effect to the Supplemental Disclosure Schedule, as well as on the date when made.  Seller shall have performed each and all of the obligations and complied with each and all of the covenants, agreements and conditions specified herein to be performed or complied with on or prior to the Closing Date.

9.2

No Pending Action.

As of the Closing Date, no action or proceeding that would have a Material Adverse Effect on the Business (nor any investigation preliminary thereto) or that relates to this Agreement or the transactions contemplated hereby shall be instituted or threatened at any time prior to or as of the Closing Date before any court or other governmental body by any Person or public authority.

9.3

Condition of Business and Purchased Assets.

Neither the Business nor the Purchased Assets shall have been materially adversely affected in any material way by any act of God, fire, flood, war, labor disturbance, legislation (proposed or enacted) or other event or occurrence, nor shall there have been any change in the property, financial condition or prospects of the Business or the Purchased Assets since the date hereof which would have a Material Adverse Effect thereon.

9.4

Access to Records

The Buyer, its accountants, attorneys and agents shall have had adequate opportunity to examine all relevant information regarding the Business, including its books and records, prior to the Closing Date.

9.5

Officer's Certificate.

Seller shall cause to be delivered to Buyer an Officer's Certificate by an officer of Seller dated as of the Closing Date, in the form and substance reasonably satisfactory to Buyer to the following effect:

a.

Seller has good and marketable title to all property included in the Purchased Assets, with no liens, mortgages, pledges, claims, encumbrances, rights, security interest, restrictions, or charges of any kind or nature, direct or indirect, whether accrued, absolute, contingent or otherwise, except those disclosed on any applicable Schedule.

b.

Seller has duly and validly performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it on or prior to the Closing Date.

c.

Certifying the matters set forth in Section 9.1.

9.6

Approval of Legal Matters by Counsel for Buyer.

All legal matters in connection with this Agreement and the Closing shall be approved by counsel for Buyer, acting reasonably, and there shall have been furnished to such counsel by Seller such corporate and other records of the Business as such counsel may reasonably have requested.

9.7

Termination Statements.

Buyer shall have received UCC Termination Statements (if applicable) and other agreements or documents terminating any and all liens, security interests or encumbrances of record with respect to the Purchased Assets and/or the Business, or Seller shall demonstrate its progress on receiving such Termination Statements, which shall be delivered within thirty (30) days of Closing. Failure to deliver Termination Statements at the Effective Time shall not impair Buyer's ability to use the Purchased Assets.

9.8

Other Documents.

Seller shall have executed and delivered to Buyer such documents Buyer shall reasonably request to carry out the purpose of this Agreement including, without limitation, the documents required in Article III hereof.

9.9

Governmental Approvals.

All approvals of any local, state, or federal government or any agency thereof that are required in connection with Buyer's purchase and operation of the Business have been obtained by Buyer.

9.10

Financing.

Buyer has obtained such financing as of the Closing Date that will enable Buyer to pay the Purchase Price.  Buyer agrees to use its commercially reasonable efforts to obtain financing sufficient to consummate the transactions contemplated hereunder, and to supply Seller with proof of such financing, no later than June 25, 2014.

9.11

Non-Competition Agreements.

Buyer shall have received executed copies of Non-Competition Agreements in form and substance reasonably acceptable to Buyer from Seller and from the Transferred Employees listed on Schedule 9.11.

9.12

Underwriters Laboratory (UL) and NSF Approvals.

Seller shall have initiated the process of transferring the Underwriters Laboratory (UL) and NSF certifications listed on Schedule 4.33 to Buyer. Seller shall satisfy all transfer conditions required by UL and NSF, and shall endeavor to deliver such consents to transfer from UL and NSF within thirty (30) days of the Effective Date.  Buyer and Seller shall be equally responsible for the transfer fees associated with such assignments.

9.13

Palmer Consulting Agreement.

Buyer shall have received a Consulting Agreement between Buyer and D. Michael Palmer, acceptable to Buyer in form and executed by Palmer.

9.14

Material Consents.

Buyer shall have received the material Personal Property Lease consents listed in Schedule 4.13(f) and the Material Contract consents listed in Schedule 4.19(d) in forms reasonably acceptable to Buyer.

9.15

Olympic Steel Supply Agreement.

Seller shall have received Olympic Steel's written consent to the assignment of the rights of the Business to purchase raw materials from Olympic Steel on the terms and conditions that were in place immediately prior to the Closing Date.

ARTICLE X

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

Each and all of the obligations of Seller to consummate the transactions contemplated by this Agreement are subject to fulfillment, prior to or as of the Closing Date, of the following conditions precedent:

10.1

Accuracy of Warranties; Performance of Covenants.

The representations and warranties of Buyer contained herein shall be, if qualified by materiality or Material Adverse Effect, accurate in all respects and, if not so qualified, shall be accurate in all material respects, in each case, on the Closing Date as if made on and as of the Closing Date, as well as on the date when made.  Buyer shall have performed each and all of the obligations and complied with each and all of the covenants specified in this Agreement to be performed or complied with on or prior to the Closing Date; and Seller shall have received from an officer of Buyer a certificate to the effect that each of the conditions set forth in this 10.1 have been satisfied.

10.2

No Pending Action.

As of the Closing Date, no action or proceeding (nor investigation preliminary thereto) or that relates to this Agreement or the transactions contemplated hereby shall be instituted or threatened at any time prior to or as of the Closing Date before any court or other governmental body or by any Person or public authority.

10.3

Approval of Legal Matters by Counsel of Seller.

All legal matters in connection with this Agreement and the Closing shall be approved by counsel for Seller, acting reasonably, and there shall have been furnished to such counsel by Buyer such corporate and other records of Buyer pertaining to the Business and the Purchased Assets as such counsel may reasonably have requested.

10.4

Other Documents.

Buyer shall have executed and delivered to Seller such documents Seller shall reasonably request and as required in Article III of this Agreement.

ARTICLE XI

ADDITIONAL COVENANTS AND AGREEMENTS

11.1

Purchase Price Allocation.

Seller and Buyer shall, by mutual agreement, within 90 days of the Closing Date use their commercially reasonable efforts to agree to the allocation of the Purchase Price (the "Allocation") among the Purchased Assets being transferred hereunder in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and any foreign rules or tax regulations involving allocation of the Purchase Price.  Neither Buyer nor Seller shall, without the prior written approval of the other party hereto, file, or permit the filing of, any tax returns on which the Buyer or Seller takes any position inconsistent with the Allocation. Buyer and Seller, respectively, will notify each other as soon as reasonably practicable of any audit adjustment or proposed audit adjustment by any taxing authority that affects the Allocation.  Notwithstanding the foregoing, Seller and Buyer agree that the Owned Real Property allocation shall be $1,821,200.

11.2

Records and Documents.

For five (5) years following the Closing Date, each party hereto shall grant to the other party and its representatives, at such other party's request, access to and the right to make copies of those records and documents related to the Business or the Purchased Assets with respect to the period prior to Closing, possession of which is held or retained by a party hereto, as may be necessary or useful in connection with Buyer's conduct of the Business or ownership of the Purchased Assets after the Closing Date or as may relate to tax returns filed by either the Seller or the Buyer with regard to their specific periods of ownership of the Business.  If during such period any party hereto determines to dispose of such records, such party shall first give the other party sixty (60) days' prior written notice thereof, during which period such other party shall have the right to take possession of such records.

11.3

Confidentiality.

In the event that the Closing does not occur, all parties hereto agree to hold in confidence all Confidential Information acquired from any other party hereto and will not use for its own purposes or divulge to third parties any such confidential data or information.  As used in this Agreement, "Confidential Information" means confidential business information regarding the Business, including, without limitation, customer lists and files, prices and costs, business and financial statements and records, information relating to personnel contracts, stock ownership, liabilities, litigation, the terms of this Agreement or any related agreement, and information that the Seller provides on the Business directly or through agents or otherwise that is identified as confidential, and any written analysis or other document reflecting such information that any party prepares (an "Analysis").  "Confidential Information" shall exclude (i) information that is or becomes publicly available or obtainable from independent sources and not in breach of the Buyer's obligations hereunder, (ii) information that is required to be disclosed by a Law (including applicable securities laws and the rules and regulations of any stock exchange or inter-dealer automated quotation system on which the securities of the Buyer are traded), (iii) information was known by the Buyer prior to any disclosure to it by the Seller, or (iv) information, the disclosure of which, is necessary for the Buyer to enforce, any or all of its rights under this Agreement.

The parties hereto agree to keep this proposed transaction confidential until mutual agreement is reached on publicity and all subsequent publicity will be cleared with all parties prior to release.

Notwithstanding the foregoing, Buyer may disclose Confidential Information received from Seller to its employees, agents, advisors, and lender ("Representatives") who are informed of the confidential nature of such information and are informed of the terms of this Section.  Buyer shall be liable to the Seller for any breach of this Section by its Representatives.  Buyer will use the Confidential Information only in connection with this Agreement and the transactions contemplated hereby.

Upon termination of this Agreement without consummation of the transactions contemplated hereby, at the Seller's request, the Buyer will return (and cause to be returned) to such party or destroy (and cause to be destroyed) all originals, copies, extracts or other reproductions of any confidential information that such party provides, and destroy any Analysis made that derives from such information.

If the Buyer becomes legally compelled by Law, deposition, subpoena, or other court or governmental action to disclose any of the Confidential Information, then the Buyer will give the Seller prompt notice to that effect, and will cooperate with the Seller if the Seller seeks to obtain a protective order concerning the Confidential Information.

11.4

Press Release.

No press release or other public announcement concerning the transactions contemplated by this Agreement shall be made prior to the Closing Date by Seller or by Buyer without the prior written consent of the other (such consent not to be unreasonably withheld) provided, however, that any party may, without such consent, make such disclosure if the same is required by any stock exchange on which any of the securities of such party or any of its affiliates are listed or by any securities commission or other similar regulatory authority having jurisdiction over such party or any of its affiliates, and if such disclosure is required the party making such disclosure shall use commercially reasonable efforts to give prior oral or written notice to the other, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure. Notwithstanding anything to the contrary contained herein Buyer and Seller may mutually agree to a form of press release prior to the Closing Date.

11.5

Transition Assistance.

a.

The parties agree that to insure that there is no interruption in the operation of the Business after the Closing Date, they will establish mutually acceptable transition procedures pursuant to a Transition Services Agreement to be signed by Seller and Buyer at Closing that will include the following matters described in this Section 11.5(a): (i) Seller agrees that for up to ninety (90) days after the Closing Date, it will provide to Buyer at Buyer's sole cost and expense, the information technology and e-mail services that it is presently providing to the Business at Seller's actual cost, and will assist Buyer in effecting a transition of those support activities during the 90-day period; (ii) at Buyer's sole cost and expense, Seller shall also provide for in-bound and out-bound freight services for a period of up to one hundred eighty (180) days after the Closing Date; and (iii) Seller agrees that for up to 120 days (120) days after the Closing Date, it will provide to Buyer the financial services (e.g., accounts receivable, accounts payable) that it is presently providing to the Business at Seller's actual cost, and will assist Buyer in effecting a transition of those support activities during the 120-day period.

b.

If applicable as contemplated by the first paragraph of Article III, Seller agrees to continue to offer its medical and dental benefits coverage to the Transferred Employees through COBRA continuation coverage for the Transferred Employees and in the amounts listed on Schedule 11.5(b).  If applicable, Buyer agrees to reimburse Seller for such coverage at Seller's current COBRA continuation premium rates as set forth on Schedule 11.5(b).  Buyer agrees to establish a health and welfare benefits program sufficient for Seller to discontinue the provision of COBRA coverage for the Employees of the Business in the United States no later than sixty (60) days after the Closing Date.

c.

[intentionally omitted]

d.

On and after the Closing Date, for a period of twenty-four (24) months, Buyer may use and occupy the space that is occupied by the Business prior to the Closing Date in Seller or its affiliate's Smyrna, Tennessee facility, at no rent to Buyer.  However, if Seller or its affiliate terminates the said lease within twenty-four (24) months of the Closing Date for reasons unrelated to the Business, then Buyer's rights to use and occupy the space shall similarly terminate.  Buyer agrees to give Seller at least 30 days' notice of any such termination.

e.

Seller will continue to pay on and after the Closing Date all payments due from Seller under the Savannah Airport Lease until the term of such lease expires.

f.

The transfer by Seller to Buyer of the Epicor 25 seats will be at a price of $10,000 for a total of 25 seats at Buyer's cost, and the annual maintenance expense of Buyer for such software system will not exceed Fifteen Thousand Dollars ($15,000.00) per year.

g.

Seller will add Buyer to its preferred pricing purchasing program for its freight, steel and nickel suppliers and vendors for a period of twenty-four (24) months after the Closing Date so that Buyer may receive the same pricing for such purchases as Seller did for the Business prior to the Closing Date.

ARTICLE XII

SURVIVAL AND INDEMNIFICATION

12.1

Survival of Representations, Warranties and Covenants.

The representations and warranties of the Seller contained in Article IV above, but specifically excluding Sections 4.1, 4.2, 4.3, 4.5, 4.6, 4.10 and 4.22 (the "Seller Fundamental Representations") and the representations and warranties of the Buyer contained in Article V above, but specifically excluding Sections 5.1, 5.2, and 5.3 (the "Buyer Fundamental Representations"), shall survive the Closing Date for a period of fifteen (15) months.  All of the Seller Fundamental Representations and Buyer Fundamental Representations shall survive the Closing Date and continue in full force and effect without limitation thereafter.

12.2

Indemnification for Benefit of the Buyer.

The Seller agrees to defend, indemnify and hold Buyer and each of its officers, directors, members, managers, partners, employees, equity holders, agents (including its accountants and attorneys), successors and assigns, as the case may be (the "Buyer Group"), harmless of, from and against any and all claims, losses, damages, liabilities, costs or expenses, alleged or actually incurred or sustained by the Buyer Group, or any of them, arising from or relating to:

a.

any breach or alleged breach of any representation or warranty of Seller contained in this Agreement or in any schedule, Attachment or other document delivered pursuant to this Agreement;

b.

any breach or alleged breach by Seller of any covenant or agreement of Seller contained in this Agreement, or in any schedule, Attachment supplement to any schedule or other document delivered pursuant to this Agreement;

c.

any or all of the Excluded Liabilities;

d.

the operation by Seller of the Business prior to the Effective Time (other than with respect to the Assumed Liabilities);

e.

any liability under the federal law known as the WARN Act or other applicable Law arising from the actions (or inactions) of Seller or its affiliates prior to the Effective Time;

f.

The breach or alleged breach by Seller of any contract, lease, or other agreement or understanding with any third party arising or accruing prior to the Effective Time;

g.

The actual or alleged violation of any Environmental Laws prescribing conduct for the discharge, disposal, emission, dumping, burial, hauling or treatment of all discharges or emissions of substances generated, directly or indirectly, by Seller prior to the Effective Time or any other prior owner or lessee of the Owned Real Property and the leased real property located at 869 Seven Oaks Boulevard, Smyrna, Tennessee 37167 prior to the Effective Time;

h.

Any action taken by any private individual or entity or any United States or foreign, federal, state, provincial, county, or municipal authority alleging that Seller (or any other prior owner or lessee of the Owned Real Property and the leased real property located at 869 Seven Oaks Boulevard, Smyrna, Tennessee 37167) operated any of the Business facilities prior to the Effective Time in violation of Environmental Laws relating to the discharge, disposal, emission, dumping, burial, hauling or treatment of discharge or emission of any hazardous substance;

i.

Any claim, assessment, liability or lien by any United States or foreign, federal, state, provincial, county, local or municipal governmental body for any Taxes found to be due and owing, directly or indirectly, by Seller on account of income earned, property owned operation or the results of operations of the Business at any time period prior to the Effective Time;

j.

Any claim arising out of any products designed, manufactured or sold by Seller prior to the Effective Time, including, without limitation, any claim that any product manufactured by Seller was defectively designed, manufactured, packaged or labeled or that any such product is unsafe or inherently dangerous and any claim that any such product breaches any expressed or implied warranties including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, as those terms are defined in the Uniform Commercial Code;

k.

any material Personal Property Lease consent listed in Schedule 4.13(f) or Material Contract consent listed in Schedule 4.19(d) not delivered to Buyer by Seller on or before the Effective Time;

l.

the following costs associated with the termination of employment by Buyer within ninety (90) days after the Closing Date of no more than twenty (20) Transferred Employee(s): (1) severance pay for each terminated Transferred Employee in an amount not to exceed one week of base pay for every full year of service, with total severance pay not to exceed a total of ten (10) weeks per terminated Transferred Employee, regardless of the number of years of service ("Severance Payments"), and (2) any costs or expenses (including reasonable attorneys' fees) arising from any claim, demand or suit by any terminated Transferred Employee related to termination of employment within ninety (90) days after the Closing Date, except to the extent such claim, demand or suit arises from the acts or omissions of Buyer other than the act of terminating the employment of such Transferred Employee, unless it is demonstrated that such termination was conducted in violation of local, state or federal law and regulation, in which case Seller's indemnification obligations hereunder shall not arise. Buyer agrees to use commercially reasonable efforts (not to include any payment of consideration in addition to that contemplated by this Section 12.21) to obtain from each terminated Transferred Employee a full release and waiver of claims, consistent with Tennessee state law and in a form reasonably acceptable to Seller.  If Buyer does not obtain a release from any terminated Transferred Employee, Seller shall not be obligated to make the applicable Severance Payment, but Seller's other obligations under this Section 12.21 shall not be affected.  Seller shall remit payment to Buyer of the applicable severance amount within five (5) days after Buyer provides Seller with a copy of the fully executed release and waiver agreement from such terminated Transferred Employee.  Notwithstanding anything to the contrary herein, the aggregate Severance Payments shall not exceed $70,000;

m.

Any and all costs, liabilities, obligations (except for those obligations set forth in Section 1.4(r)) and expenses arising in connection with, or in order to comply with, the TOSHA audit of the Business conducted in April 2014; and

n.

Any and all costs, liabilities, obligations for the matter set forth in Section 1.5(s) herein.

12.3

Indemnification for Benefit of the Seller.

Buyer agrees to defend, indemnify and hold Seller and its Affiliates, and each of their respective officers, directors, members, managers, partners, employees, equityholders, agents (including its accountants and attorneys), legal representatives, successors and assigns, as the case may be (the "Seller Group"), harmless of, from and against any and claims, losses, damages, liabilities, costs or expenses, alleged or actually incurred or sustained by the Seller Group, or any of them, arising from or relating to:

a.

any breach or alleged breach of any representation or warranty of Buyer contained in this Agreement or in any schedule, Attachment or other document delivered pursuant to this Agreement;

b.

any breach or alleged breach by Buyer of any covenant or agreement of Buyer contained in this Agreement, or in any schedule, Attachment or other document delivered pursuant to this Agreement;

c.

any or all of the Assumed Liabilities;

d.

Buyer's operation of the Business after the Effective Time (other than with respect to the Excluded Liabilities);

e.

any liability under the federal law known as the WARN Act (or any state equivalent thereof), any liability to the Transferred Employees including but not limited to the obligations set forth in Sections 7.1(a) and 7.1(e), or other applicable Law arising from the actions (or inactions) of Buyer or its Affiliates after the Effective Time;

f.

The breach or alleged breach by Buyer of any contract, lease or other agreement or understanding with any third party arising or accruing on or after the Effective Time;

g.

The actual or alleged violation by Buyer of any Environmental Laws prescribing conduct for the discharge, disposal, emission, dumping, burial, hauling or treatment of all discharges or emissions of substances generated, directly or indirectly, by Buyer, its Affiliates or any successor or assignee of Buyer, on or after the Effective Time;

h.

Any action taken by any private individual or entity or any United States or foreign, federal, state, provincial, county, or municipal authority alleging that Buyer, or any assignee or successor of Buyer, operated any of the Business facilities on or after the Effective Time in violation of Environmental Laws relating to the discharge, disposal, emission, dumping, burial, hauling or treatment of discharge or emission of any hazardous substance;

i.

Any claim, assessment, liability or lien by any United States or foreign, federal, state, provincial, county, local or municipal or governmental body for any Taxes found to be due and owing, directly or indirectly, by Buyer on account of income, earned, property owned or the results of operations of the Business at any time period on or after the Effective Time.

Any claim arising out of any products designed or manufactured by Buyer on or after the Effective Time, including, without limitation, any claim that any product manufactured by Buyer was defectively designed, manufactured, packaged or labeled or that any such product is unsafe or inherently dangerous and any claim that any such product breaches any expressed or implied warranties including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, as those turns are defined in the Uniform Commercial Code; and

k.

Any claim, suit, demand or action filed by any terminated Transferred Employee, to the extent due to acts or omissions of Buyer other than the act of terminating the employment of such Transferred Employee, unless it is demonstrated that such termination was conducted in violation of local, state or federal law and regulation, in which case Seller's indemnification obligations hereunder shall not arise.

12.4

Third Party Claims.

If any third party shall notify any Person entitled to indemnification hereunder (the "Indemnified Party ") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article XII, then the Indemnified Party shall promptly (and in any event within five business days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing; provided that such failure to notify shall not limit the indemnification obligations of the Indemnifying Party unless such delay negatively impacts the Indemnifying Party's ability to defend against a Third Party Claim, and then such indemnification obligations shall be limited to the extent of such negative impact to the ability to defend.  Any Indemnifying Party will have the right, exercisable within ten days of receipt of such notice of a Third Party Claim, to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party provides written notice to the Indemnified Party that the Indemnifying Party intends to undertake such defense, and by such notice it shall be conclusively established that the Indemnifying Party shall indemnify the Indemnified Party against all claims for indemnification resulting from or relating to such Third Party Claim as provided in this Article XII, (ii) the Indemnifying Party provides to the Indemnified Party evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party shall have the financial resources to defend against the Third Party Claim and to fulfill its indemnification obligations hereunder, (iii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently with counsel reasonably satisfactory to the Indemnified Party and (iv) if the Indemnifying Party is a party to the proceeding, the Indemnifying Party has not determined in good faith that joint representation would be inappropriate; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld or delayed unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.  The Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by the Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by Indemnified Party.  Unless and until an Indemnifying Party assumes the defense of the Third Party Claim as provided above, however, the Indemnified Party may defend against the Third Party Claim in any manner he or it reasonably may deem appropriate.  In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of each of the Indemnifying Parties (not to be withheld or delayed unreasonably).

12.5

Tax Audits.

In the event the Internal Revenue Service or any state or other governmental agency notifies the Buyer that it is seeking a review of tax returns of the Business filed for any period prior to the Closing, Buyer shall give prompt notice thereof to the Seller who shall at its expense conduct the review with attorneys and accountants selected by it and shall keep Buyer reasonably informed of such review.

12.6

Limitations.

Except with respect to claims (i) based on fraud or willful misrepresentation or (ii) made pursuant to Sections 6.4 (Non-Competition) or 11.3 (Confidentiality), the rights of the Indemnified Parties under this Article XII shall be the sole and exclusive remedies of the Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty of failure to perform any covenant or agreement contained in this Agreement or otherwise relating to the transactions that are the subject of this Agreement.

Seller will have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.2(a) (other than with respect to the Seller Fundamental Representations) until the total of all Losses with respect to such matters exceeds Fifty Thousand Dollars ($50,000), and then only for the amount by which such Losses exceed Fifty Thousand Dollars ($50,000). Notwithstanding anything to the contrary contained in this Agreement, the aggregate liability of Seller for the sum of all Losses (i) under Section 12.2(a) (other than with respect to the Seller Fundamental Representations), shall not exceed an amount equal to fifty percent (50%) the Purchase Price, as determined under Article II, (ii) under Sections 12.2(c) (Excluded Liabilities), 12.2(d) (Seller operations), 12.2(g) (Environmental Matters), 12.2(h) (Environmental Matters), 12.2(i) (Taxes), 12.2(k) (Consents), 12.2(1) (Severance), 12.2(m) (TOSHA), Seller Fundamental Representations, or for fraud or willful misrepresentation by Seller shall not be limited and (iii) under any portion of Section 12.2 other than those described in clauses (i) and (ii), shall not exceed an amount equal to fifty percent (50%) the Purchase Price, as determined under Article II.

Buyer will have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.3(a) (other than with respect to (i) the Buyer Fundamental Representations and (ii) Section 4.7) until the total of all Losses with respect to such matters exceeds Fifty Thousand Dollars ($50,000), and then only for the amount by which such Losses exceed Fifty Thousand Dollars ($50,000).  Notwithstanding anything to the contrary contained in this Agreement, the aggregate liability of Buyer for the sum of all Losses (i) under Section 12.3(a) (other than with respect to the Buyer Fundamental Representations where Losses shall not be limited), shall not exceed an amount equal to fifty percent (50%) the Purchase Price, as determined under Article II, (ii) under Sections 12.3(c) (Assumed Liabilities), 12.3(f) (Environmental Matters) and 12.3(g) (Environmental Matters) shall not be limited and (iii) under any portion of Section 12.3 other than those described in clauses (i) and (ii), shall not exceed an amount equal to fifty percent (50%) Purchase Price, as determined under Article II.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS AGREEMENT OR OTHERWISE FOR ANY EXEMPLARY, SPECULATIVE, CONSEQUENTIAL SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES (OTHER THAN THOSE AWARDED TO THIRD PARTIES) AND NO CLAIM SHALL BE MADE OR AWARDED AGAINST ANY PARTY, FOR ANY SUCH PUNITIVE DAMAGES (OTHER THAN THOSE AWARDED TO THIRD PARTIES).

Both parties shall reasonably cooperate and use commercially reasonable efforts to take action to assist in the mitigation of any damages for which indemnification is provided by the Indemnifying Party.

12.7

Independent Investigation.

In making the decision to enter into this Agreement and consummate the contemplated transactions, Buyer has relied upon its own independent due diligence investigations and inspection of the assets of the Seller, and on the representations, warranties, covenants and undertakings of Seller in this Agreement.

BUYER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT, SELLER HAS NOT MADE ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, CONFORMITY TO SAMPLES, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE, EXCEPT AS OTHERWISE SET OUT IN THIS AGREEMENT, EXPRESSLY DISCLAIMED BY SELLER.

EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT, SELLER DOES NOT MAKE ANY REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO (A) THE ACCURACY OR COMPLETENESS OF ANY RECORDS DELIVERED TO BUYER WITH RESPECT TO THE ASSETS, PROVIDED THAT THE DISCLAIMER SET FORTH IN THIS CLAUSE (A) IS NOT INTENDED TO EXTEND TO THE SCHEDULES TO THIS AGREEMENT OR TO FRAUD OR INTENTIONAL MISREPRESENTATION, OR (B) ANY FUTURE BUSINESS OR EVENT. WITH RESPECT TO ANY PROJECTION OR FORECAST DELIVERED TO BUYER BY OR ON BEHALF OF SELLER OR ANY OF THEIR AFFILIATES, BUYER ACKNOWLEDGES THAT (I) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH PROJECTIONS AND FORECASTS, (II) BUYER IS FAMILIAR WITH SUCH UNCERTAINTIES, AND (III) BUYER HAS HAD THE OPPORTUNITY TO MAKE ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL SUCH PROJECTIONS AND FORECASTS FURNISHED.

ARTICLE XIII

GENERAL PROVISIONS

13.1

Amendment and Waiver.

No amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by both parties, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

13.2

Notices.

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided.  Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the sixth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the business day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee.  Notice of change of address shall also be governed by this Section.  In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.  Notices and other communications shall be addressed as follows:

If to Buyer:

AFS All-American Millwork and Fabrication LLC

3714 West End Avenue

Nashville, TN 37205

Attn.: Robert G. Shuler

Email: rob@allamericanholdings.com

Facsimile: (404) 872-7879

With a copy to:

Sherrard & Roe, PLC

150 3rd Avenue South, Suite 1100

Nashville, TN 37201

Attn.: Michael D. Roberts

Email: mroberts@sherrardroe.com

Facsimile: (615) 742-4539

If to Seller:

Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, New Hampshire 03079

Attn: David A. Dunbar, President/CEO

Email: ddunbar@standex.com

Facsimile• 603-893-0194

With a copy to:

Legal Department

Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, New Hampshire 03079

Attn: Chief Legal Officer

Email: rosen@standex.com

Facsimile• 603-893-0194

Notwithstanding the foregoing, any notice or other communication required or permitted to be given by either party pursuant to or in connection with any arbitration procedures contained herein or in any Schedule hereto may only be delivered by hand.

The failure to send or deliver a copy of a notice to the Buyer's counsel or the Seller's counsel, as the case may be, shall not invalidate any notice given under this Section.

13.3

Binding Effect; Assignment.

This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.  Any assignment of this Agreement or the rights hereunder by a party hereto without the prior written consent of the other party shall be void; provided, however, that Buyer shall be entitled to assign its rights and duties under this Agreement to any Affiliate of the Buyer, to any Person that acquires all or substantially all of the assets of the Buyer or its subsidiaries or that merges with or into the Buyer, or to any lender to the Buyer or its Affiliates, in each case, without the consent of Seller provided, however, that Buyer shall remain liable hereunder.

13.4

Entire Transaction.

This Agreement, the Schedules, the Attachments and the other documents referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and shall supersede all other agreements and understandings among the parties.

13.5

Severability.

Should any provision of this Agreement be declared invalid, void or unenforceable for any reason, the remaining provisions hereof shall remain in full force and effect.

13.6

Headings.

The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.7

Litigation Arising from Business Activities.

It is recognized that in the future litigation may arise relating to the Business and the conduct, products, property or assets thereof, which may relate directly or indirectly to the period prior to the Closing Date, the period subsequent to the Closing Date or both.  Therefore the parties hereby agree that, to the extent reasonable under the circumstances, they will assist and provide information, records and documents to any other party with respect to any such litigation or potential litigation in which such other party is or may be involved at the sole cost and expense of the party for whose benefit the litigation is being conducted or defended as the case may be.  Following the Closing Date, each party shall use reasonable efforts to make available to the other party, upon written request, such party's officers, directors, employees and agents to the extent that such persons may reasonably be required in connection with any legal, administrative or other proceedings in which the requesting party may from time to time be involved relating to the Business or its business or operations including but not limited to all non-privileged records, books, contracts, instruments, documents, correspondence, computer data and other data and information (collectively the "Information") prior to the Closing Date.

13.8

Governing Law; Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.  EACH OF THE PARTIES TO THIS AGREEMENT (A) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT, (C) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (D) AGREES NOT TO BRING ANY ACTION OR PROCEEDING (INCLUDING COUNTER-CLAIMS) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.

13.9

Termination.

Anything herein to the contrary notwithstanding, this Agreement may be terminated at any time before the Closing Date only as follows:

a.

By mutual written consent of Seller and Buyer;

b.

By Buyer, by written notice of termination to Seller, in the event that any of the conditions precedent set forth in Article IX have not been satisfied (or have become incapable of being satisfied) prior to June 30, 2014; or

c.

By Seller, by written notice of termination to Buyer, in the event that any of the conditions precedent set forth in Article X have not been satisfied (or have become incapable of being satisfied) prior to June 30, 2014.

In the event of termination and abandonment hereof pursuant to the provisions of this Section 13.9, all further obligations of the parties shall terminate except that Section 11.3 (Confidentiality) shall remain in full force and effect and shall survive the termination of this Agreement.  Notwithstanding anything in this Agreement to the contrary, each of the parties to this Agreement shall be entitled to any remedy to which such party may be entitled at law or in equity for the violation or breach by any other party of any agreement, covenant, representation or warranty contained in this Agreement.

In the event of the termination and abandonment hereof pursuant to the provisions of this Section 13.9, each of Buyer and Seller (the "Receiving Party") shall return to the other party (the "Disclosing Party") all originals and copies of all documents and records related to the Disclosing Party or its business, in the possession of the Receiving Party or under its control, whether in the form of writings, computer records or otherwise, obtained by the Receiving Party in connection with this Agreement and the transaction contemplated hereby, and the Receiving Party shall not use any of the information contained therein for any purpose unrelated to this Agreement, and shall not disclose such information to any other person.

13.10

Expenses.

Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transaction contemplated hereby.

13.11

Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

13.12

No Third Parties.

Neither this Agreement nor any provision set forth in this Agreement are intended to, or shall, create any rights in or confer any benefits upon any person other than the parties to this Agreement, their successors and permitted assigns.

ARTICLE XIV

DEFINITIONS

For purposes of this Agreement the following terms shall have the meanings ascribed to them:

"Accounts Payable" shall have the meaning set out in Section 1.4(e). "Accounts Receivable" shall have the meaning set out in Section 1.2(a).

"Affiliate" shall have the meaning set forth in Rule 12b-2, as amended, of the regulations promulgated under the Securities Act of 1933.

"Aggregate Purchase Price" shall have the meaning set out in Section 2.1.

"Agreement" shall have the meaning set out in the first paragraph of this Agreement.

"Allocation" shall have the meaning set out in Section 11.1.

"Analysis" shall have the meaning set out in Section 11.3.

"Assumed Liabilities" shall have the meaning set out in Section 1.4.

"Business" shall have the meaning set out in the first Recital of this Agreement.

"Business Benefit Plans" shall have the meaning set out in Section 4.32.

"Business Employee" shall have the meaning set out in Section 4.15.

"Buyer" shall have the meaning set out in the first paragraph of this Agreement.

"Buyer Fundamental Representations" shall have the meaning set out in Section 12.1

"Buyer Group" shall have the meaning set out in Section 12.2.

"CERCLA" shall mean the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

"Certifications" shall have the meaning set out in Section 4.33.

"Code" shall have the meaning set out in Section 11.1.

"Closing" shall have the meaning set out in the first paragraph of Article III.

"Closing Date" shall have the meaning set out in Article III.

"Closing Date Statement of Net Working Capital" shall have the meaning set out in Section 2.4.

"Closing Inventory" shall have the meaning set out in Section 2.3.

"COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1986. "Confidential Information" shall have the meaning set out in Section 11.3. "Confidentiality Agreement" shall have the meaning set out in Section 6.2. "Disclosing Party" shall have the meaning set out in Section 13.9.

"Disclosure Schedule" means the Schedules delivered to the Buyer by the Seller concurrently with the execution of this Agreement.  Each representation, warranty and covenant set forth herein shall have independent significance.  Any disclosures in any part of the Disclosure Schedule apply only to the Section of this Agreement to which they expressly relate and not to any other representation, warranty or covenant.

"Effective Time" shall have the meaning set out in Article III.

"Employee Benefit Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the or (b) has at any time within the preceding six (6) years been maintained for employees of the Business, and any bonus or other incentive compensation, deferred compensation, salary continuation, sick or disability pay, severance, stock award, stock option, stock purchase, tuition assistance, vacation, vacation pay or other benefit plan or arrangement, and each employment, termination or other compensation arrangement or agreement, in each case with respect to current or former employees or consultants of or to the Business, and under which Seller could reasonably be expected to have any liability.

"Environmental Laws" shall have the meaning set out in Section 4.22. "Excluded Assets" shall have the meaning set out in Section 1.3. "Excluded Liabilities" shall have the meaning set out in Section 1.5. "Facilities" shall have the meaning set out in Section 1.2(s).

"Financial Statements" shall have the meaning set out in Section 4.6A.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any municipal, local, city or county government, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled, through capital stock or otherwise by any of the foregoing.

"Hazardous Substances" shall have the meaning set out in Section 4.22. "Improvements" shall have the meaning set out in Section 4.17.

"Indemnified Party" shall have the meaning set out in Section 12.4. "Indemnifying Party" shall have the meaning set out in Section 12.4. "Information" shall have the meaning set out in 13.7.

"Interim Balance Sheet" shall have the meaning set out in Section 4.6A. "Inventory" shall have the meaning set out in Section 1.2(b).

"Knowledge" means that any individual who is serving as a director or officer of Seller or in any similar capacity, including Steven Brown, John Abbott, Mike Palmer, and Larry Littlejohn is actually aware, or would be aware after due inquiry, of such fact or other matter in issue.

"Mass Layoff' shall have the meaning set out in Section 7.1(f).

"Material Adverse Effect" means a material adverse effect on the business, financial condition or results of operation of the Business taken as a whole or the Purchased Assets taken as a whole, but excluding any effect resulting from (a) the announcement or pendency of the transaction contemplated by this Agreement including the loss of customers or suppliers or cancellations or delays of orders placed with the Business; (ii) conditions affecting the industry in which the Business operates, general business or economic conditions or financial markets; (iii) compliance by the Seller with the terms of, or taking of any action contemplated by, this Agreement; (iv) changes in any law, including rules, regulations, codes, plans, injunctions, judgments, orders, decrees and rulings thereunder, applicable to the Business or Seller ("Laws"); and (v) changes by Seller in its accounting methods, principles of practice as required by applicable Laws or by GAAP.  For purposes of this definition "Material Adverse Effect" shall be deemed to occur whenever the effect in question would exceed $150,000 individually or in the aggregate.

"Material Contracts" shall have the meaning set out in Section 4.19(a).

"Net Working Capital" shall have the meaning set out in Section 2.1.

"Owned Real Property" shall have the meaning set out in Section 1.2(s). "Permits" shall have the meaning set out in Section 4.21.

"Person" means any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or other legal entity.

"Personal Property Leases" shall have the meaning set out in Section 1.2(d).

"Plant Closing" shall have the meaning set out in Section 7.1(f).

"Prepaid Assets" shall have the meaning set out in Section 1.2(w).

"Proceedings" shall have the meaning set out in Section 4.16.

"Products" shall have the meaning set out in Section 4.20.

"Projected Net Working Capital" shall have the meaning set out in Section 2.1.

"Proprietary Information" shall have the meaning set out in Section 4.12.

"PS Policies" shall have the meaning set out in Section 7.1(e).

"Purchase Price" shall have the meaning set out in Section 2.1.

"Purchased Assets" shall have the meaning set out in Section 1.2.

"Purchased Real Property" shall have the meaning set out in Section 4.17.

"Real Property Leases" shall have the meaning set out in Section 1.2(s).

"Receiving Party" shall have the meaning set out in Section 13.9.

"Representatives" shall have the meaning set out in Section 11.3.

"Savannah Airport Lease" shall have the meaning set out in Section 1.2(s).

"Seller" shall have the meaning set out in the first paragraph of this Agreement.

"Seller Affiliates" shall have the meaning set out in Section 4.18.

"Seller Fundamental Representations" shall have the meaning set out in Section 12.1.

"Seller Group" shall have the meaning set out in Section 12.3.

"Smyrna Lease" shall have the meaning set out in Section 1.2(s).

"Taxes" means all federal, state, local, foreign and other income, sales, use, ad valorem, transfer property, gross receipts, excise, withholding, social security, unemployment and employment, occupation, disability, severance, use, service, license, payroll, franchise, transfer, alternative and add-on minimum tax, estimated, stamp, capital stock, environmental, windfall profits tax, custom, import, duty, value added, premium, registration and recording taxes or other taxes, fees, assessments or charges of any kind, together with any interest, fines, any penalties, or additions with respect thereto, and the term "Tax" means any one of the foregoing Taxes imposed by the United States or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis which is a liability of Seller for any period occurring prior to the Closing Date.

"Third Party Claim" shall have the meaning set out in Section 12.4.

"Transferred Employees" shall have the meaning set out in Section 7.1(b).

"WARN" shall mean the Worker Adjustment and Retraining Notification Act.

[signatures appear on next page]

1

[signature page to Purchase and Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed on the day and year first above written.

SELLER:

STANDEX INTERNATIONAL CORPORATION

/s/ David A. Dunbar

By:  ____________________________________

Name: David A. Dunbar

Its:

President/CEO

BUYER:

AFS ALL-AMERICAN MILLWORK AND

FABRICATING LLC

/s/ Robert G. Shuler

By:  ________________________________________

Name:  Robert G. Shuler

Its:       Managing Member

Endnotes

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